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Interview #1 (Inside the Future of Affordable Housing)

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Good afternoon, everybody.

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Welcome to a special interview here.

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And you’re going to enjoy this one.

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Obviously,

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it’s the future of factory built houses.

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But first,

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all information presented here is for

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educational and informational purposes

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only, not intended as financial advice.

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So always do your due diligence.

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And now that we got that out of

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the way,

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let me introduce our special guest.

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It’s Galliano Tiramani.

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It’s a really cool name, Galliano.

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And he is the founder and CEO of

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Boxable.

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And I’m

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I’m telling you,

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this company is really cool.

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I really like it, Galliano.

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So please welcome to our show.

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And I have a lot of questions for

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you.

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Hey, thanks so much for having me.

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Yeah,

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we are working on a really ambitious

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solution to change the way houses are

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built.

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Yeah, no, it’s really cool.

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What originally inspired you to start

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Boxable?

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And is there any specific moment where you

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realized like housing definitely needed to

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change?

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Yeah,

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so it was actually myself and my father

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that started the company.

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And many years ago,

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he had built a house and he built

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it using traditional modular construction.

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And he just experienced all the friction,

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all the problems with that and thought

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there has to be a better way.

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So he drew up the idea to fold

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the house up.

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You can see that behind me in the

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image there.

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And that was kind of the core innovation

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that makes everything else possible.

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Because when we looked at factory built

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housing and we said,

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why hasn’t this taken off?

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Why aren’t all houses built in a factory?

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Because obviously all the modern products

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are built in a factory.

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Your computer, your clothes, your car,

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your cell phone, everything.

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Because that results in the lowest cost,

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most available, highest quality product.

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The reason housing is not built that way

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is it’s just too big.

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And even the factory guys that exist now,

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which is about ten percent of the market,

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we’ve got ninety percent building houses

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on site.

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Those guys can’t ship the houses.

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And because they can’t ship cost

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effectively,

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they have small factories and it’s not

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mass production.

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So our initial innovation was.

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solve the shipping problem and that’s

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going to enable us to do a true

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mass production and when i’m saying mass

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production i’m talking like on the scale

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of the automaker so if you’ve ever seen

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a video of a tesla or ford factory

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if you want to look on you know

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youtube for that it’s amazing advanced

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mass production automation they’re they’re

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putting cars out of those factories every

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sixty seconds or less

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so that’s how we want to do it

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with houses and we’re already at one hour

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just in our kind of initial first shot

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at the factory so we’re out here proving

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the concept and making the case for more

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capital to scale this thing because if we

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can make those fast factories go faster

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the cost comes down dramatically on the

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housing

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Wow.

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And you can put a house together,

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like manufacture this thing in under an

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hour.

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That’s pretty impressive, I must say.

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Yeah.

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So we have about four hundred thousand

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square feet of manufacturing space in Las

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Vegas.

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We have over one hundred employees and the

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output of the factory for our first

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product that you see behind me there,

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that’s the Casita.

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That’s like, you know,

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every roughly one hour we’re able to put

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that house out.

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Wow, that’s amazing.

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So before Boxabl,

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what experience or business has prepared

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you for something like this?

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I mean,

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you’re taking on manufacturing in a

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housing company.

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That’s pretty wild.

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You were saying how your dad built a

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house,

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but what were you up to before this?

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Yeah, so I’ve always been an entrepreneur,

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always found an angle,

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an inefficiency in the market,

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dive into it,

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learn everything there is to know,

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and kind of come up with a better

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way to do things.

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So the company started with myself,

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my father Paolo, and Kyle.

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So the three of us,

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they’re both engineers,

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so experts at creating like,

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three-D solid models on the computer.

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Paolo previously had built

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or had a bunch of successful products

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including um you know a special kind of

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toolbox that sold over a billion dollars

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in home depot and then kyle is an

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engineer but his background was a

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home building with his family business.

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And then myself,

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I kind of hit two industries successfully

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that were kind of hot,

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which was Bitcoin and marijuana.

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So ended up getting into Bitcoin space

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around twenty twelve,

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did really well with that,

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had an exchange.

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And then on the marijuana side,

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it was kind of some

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back to manufacturing actually,

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because I wasn’t necessarily growing

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marijuana.

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We were doing that,

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but the main business was processing the

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waste product from the plants into oil.

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So we had this really big lab set

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up.

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It looked crazy.

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It was kind of like Breaking Bad,

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you know,

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with all the stainless steel equipment.

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So kind of similar to Boxable because

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started with very little information and

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started learning about the market and the

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industry.

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scaled up this manufacturing process,

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found a better way to do it that

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was cheaper and faster, scaled that up,

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found the customer, started selling.

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And then while I was working on that,

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I was looking for another project and

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ended up getting into Boxabl with the

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first idea for it.

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And then that quickly became the bigger

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opportunity.

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And so I put all my eggs in

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that basket.

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That’s a fascinating story.

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I like it.

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You learned a lot,

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especially in the cannabis industry and

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doing all that stuff.

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You don’t realize how much you learn in

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that industry.

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I’ve actually been in that space for a

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while.

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It’s a fascinating space for sure.

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So do you see Boxables like a construction

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company or a manufacturing company or

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could it even be a technology company?

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Yeah, it’s really about technology.

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Everything we’re doing is about innovating

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and developing technology.

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So that’s what we’ve been doing for years

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now.

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We’ve been learning,

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refining the technology,

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increasing the manufacturing setup,

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and you know just a huge amount of

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solutions for all the friction points that

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exist because there’s a lot that has to

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be figured out to make this possible to

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make this work at scale and i think

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that’s something a lot of people don’t

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necessarily see they see this tiny house

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product and they think oh they’re just

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building a tiny house but there’s much

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more going on beyond that and then

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additionally we plan to have um

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you know to be more than just the

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manufacturer of these room modules we want

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to do kind of the full scope of

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services so you know everything from you

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know the various things that go into the

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manufacturing to the you know the

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different technology software we need to

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execute and then also uh developing real

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estate you know to to end up you

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know putting houses on the market that are

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dramatically cheaper than uh anything else

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out there is the goal

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Yeah,

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you guys are looking at actually being

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able to build like entire communities,

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aren’t you?

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Yeah, that’s the vision.

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And that’s what has to happen for this

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to work because the scale required to push

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the cost down to the point where people

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are like, well,

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am I going to build the old way,

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which is going to take me nine, twelve,

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eighteen months?

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Am I going to be dealing with all

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these subcontractors, the framer,

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the electrician?

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you know this huge pain in the ass

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or am i just going to skip all

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that have certainty on you know my project

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on the cost on the quality uh skip

00:07:35.232 —> 00:07:38.192

all that that pain and just deliver these

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units finished um and and you know we

00:07:41.293 —> 00:07:43.095

need to do really big scale to bring

00:07:43.115 —> 00:07:45.475

the cost down to the point where it’s

00:07:45.495 —> 00:07:47.156

a no-brainer for these developers and i

00:07:47.197 —> 00:07:48.716

think as we continue to move forward in

00:07:48.757 —> 00:07:50.538

case studies go out that are successful

00:07:50.557 —> 00:07:52.059

and people look at it and say well

00:07:52.819 —> 00:07:54.060

maybe they really cracked the code on

00:07:54.100 —> 00:07:54.339

this.

00:07:54.399 —> 00:07:56.060

We’ll get more buy-in from these bigger

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builders.

00:07:56.882 —> 00:07:58.362

You know, we have, for example,

00:07:58.403 —> 00:08:00.384

DR Horton as one of our customers and

00:08:00.404 —> 00:08:00.964

investors.

00:08:01.404 —> 00:08:02.805

So that’s the biggest home builder in the

00:08:02.846 —> 00:08:04.406

country because, you know,

00:08:04.427 —> 00:08:06.108

they know what the issues are with

00:08:06.129 —> 00:08:06.488

housing.

00:08:06.528 —> 00:08:08.629

They know what the issues are with factory

00:08:08.649 —> 00:08:09.130

built housing.

00:08:09.170 —> 00:08:11.132

They know why they haven’t been able to

00:08:11.211 —> 00:08:11.913

use that before.

00:08:12.572 —> 00:08:13.413

And, you know,

00:08:13.434 —> 00:08:16.255

so they saw something in us that made

00:08:16.295 —> 00:08:16.956

them think, you know,

00:08:16.975 —> 00:08:18.778

maybe these guys are onto something.

00:08:19.622 —> 00:08:20.565

That’s interesting.

00:08:20.665 —> 00:08:22.593

What were like the hardest early years of

00:08:22.632 —> 00:08:25.242

boxable and how long have you been around

00:08:25.283 —> 00:08:25.463

for?

00:08:26.617 —> 00:08:28.379

We started just with the idea in twenty

00:08:28.418 —> 00:08:28.999

seventeen,

00:08:29.038 —> 00:08:30.839

delivered the first prototype in like

00:08:30.899 —> 00:08:31.819

around twenty twenty,

00:08:32.759 —> 00:08:34.480

went back with another prototype a year

00:08:34.520 —> 00:08:35.081

after that.

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And then eventually we ended up getting a

00:08:37.322 —> 00:08:38.322

military contract.

00:08:38.763 —> 00:08:42.644

So we had this big military contract and

00:08:43.024 —> 00:08:44.565

it was just me and a couple of

00:08:44.585 —> 00:08:46.485

guys in a garage with some prototypes.

00:08:47.405 —> 00:08:48.567

And I said to the military,

00:08:48.966 —> 00:08:49.927

the Department of Defense, like,

00:08:50.187 —> 00:08:51.847

are you sure you guys want to award

00:08:51.888 —> 00:08:52.427

this to us?

00:08:52.927 —> 00:08:54.369

You know, we don’t have a factory,

00:08:54.408 —> 00:08:54.869

we don’t have

00:08:55.089 —> 00:08:56.948

employees you know we don’t really know

00:08:56.969 —> 00:08:57.869

how to build this thing and they were

00:08:57.889 —> 00:08:59.629

like sure let’s do it so you know

00:08:59.649 —> 00:09:01.230

we took that and and ran with it

00:09:01.470 —> 00:09:03.250

and uh i think what we achieved was

00:09:03.289 —> 00:09:05.030

amazing we ended up going really big

00:09:05.211 —> 00:09:07.750

really early on we leveraged that into

00:09:07.791 —> 00:09:11.152

this big factory and this big uh crowdfund

00:09:11.432 —> 00:09:13.251

and got things going scaled up and

00:09:13.371 —> 00:09:15.753

delivered that in full but there have been

00:09:15.932 —> 00:09:18.253

you know massive speed bumps all along the

00:09:18.293 —> 00:09:20.293

way things just trying to derail us

00:09:20.332 —> 00:09:22.693

because what we’re doing is just like

00:09:22.734 —> 00:09:23.754

fighting back against

00:09:24.995 —> 00:09:26.895

um the standard way of doing things at

00:09:26.937 —> 00:09:29.219

like at every turn you know so so

00:09:29.239 —> 00:09:31.020

when you try and disrupt you know an

00:09:31.041 —> 00:09:32.741

ingrained industry like that it’s very

00:09:32.782 —> 00:09:36.025

difficult so similar to like uber you know

00:09:36.066 —> 00:09:39.328

uber taking on the taxi uh medallion

00:09:39.448 —> 00:09:41.630

companies or airbnb dealing with

00:09:41.831 —> 00:09:44.094

legislation for you know short-term

00:09:44.134 —> 00:09:47.317

rentals um just doing things very very

00:09:47.356 —> 00:09:48.538

differently um

00:09:49.677 —> 00:09:52.320

It’s been quite challenging and what we’re

00:09:52.340 —> 00:09:53.940

doing is not easy at all.

00:09:53.980 —> 00:09:56.581

It’s an extremely ambitious endeavor and I

00:09:56.620 —> 00:09:59.423

think it has an extremely large upside if

00:09:59.462 —> 00:10:00.623

we get it right.

00:10:00.682 —> 00:10:04.664

That is to say that we want to

00:10:04.684 —> 00:10:06.926

build more houses than anyone has ever

00:10:06.946 —> 00:10:08.807

done before at a lower cost than anyone

00:10:08.826 —> 00:10:09.267

done before.

00:10:09.866 —> 00:10:10.528

And, you know,

00:10:10.567 —> 00:10:13.028

housing market is a huge demand for this

00:10:13.048 —> 00:10:13.789

and no one can beat it.

00:10:13.909 —> 00:10:16.772

So we’ve got numbers published like five

00:10:16.812 —> 00:10:18.712

million housing units short in the United

00:10:18.753 —> 00:10:19.092

States.

00:10:20.254 —> 00:10:21.955

You know, obviously rent is high.

00:10:21.995 —> 00:10:23.676

People are spending a large percentage of

00:10:23.716 —> 00:10:24.797

their income on housing.

00:10:25.236 —> 00:10:28.198

We’ve got ten, you know,

00:10:28.399 —> 00:10:29.360

in the last ten years,

00:10:29.779 —> 00:10:30.539

housing has doubled.

00:10:31.801 —> 00:10:33.722

And income is not, obviously.

00:10:35.083 —> 00:10:37.546

So just a really big upside if we

00:10:37.586 —> 00:10:38.908

can prove that we have a better way

00:10:38.927 —> 00:10:39.427

to do this.

00:10:39.628 —> 00:10:40.950

And I think as we continue to prove

00:10:41.009 —> 00:10:41.110

it,

00:10:41.789 —> 00:10:43.611

the capital markets will keep throwing

00:10:43.792 —> 00:10:45.634

resources at us to scale this thing.

00:10:46.942 —> 00:10:47.423

Yeah,

00:10:48.063 —> 00:10:50.806

I can only imagine the big construction

00:10:50.846 —> 00:10:53.427

building companies would have lobbyists

00:10:53.548 —> 00:10:55.409

out there trying to prevent you from being

00:10:55.429 —> 00:10:57.471

able to pass this along and be able

00:10:57.490 —> 00:10:59.232

to tap into their resources.

00:10:59.373 —> 00:11:00.052

Yeah,

00:11:00.072 —> 00:11:02.835

so there’s a lot of different frictions

00:11:02.855 —> 00:11:04.976

that we’ve bumped into and problems there.

00:11:04.996 —> 00:11:06.337

And there’s a lot of special interests.

00:11:06.398 —> 00:11:09.360

So there’s a whole list of reasons why

00:11:09.419 —> 00:11:10.441

someone wouldn’t want this.

00:11:11.282 —> 00:11:12.643

Anything from,

00:11:12.663 —> 00:11:14.684

if I’m trying to ship houses to Texas,

00:11:15.345 —> 00:11:15.544

well,

00:11:15.784 —> 00:11:17.765

the Texas people don’t want money leaving

00:11:17.785 —> 00:11:18.245

their state.

00:11:19.125 —> 00:11:21.907

Or if I’m trying to do affordable housing

00:11:21.947 —> 00:11:22.687

in your neighborhood,

00:11:22.768 —> 00:11:24.408

you might not want low cost housing in

00:11:24.427 —> 00:11:24.967

your neighborhood.

00:11:25.928 —> 00:11:27.688

And then we have bureaucrats and

00:11:27.749 —> 00:11:30.250

regulators and people making money out of

00:11:30.289 —> 00:11:31.029

this whole thing,

00:11:33.331 —> 00:11:35.072

approval processes for parts,

00:11:35.951 —> 00:11:37.231

all kinds of different things that we’re

00:11:37.272 —> 00:11:37.852

bumping into.

00:11:37.893 —> 00:11:39.432

But luckily the market is so big,

00:11:39.452 —> 00:11:40.854

the demand is so big that we are

00:11:40.874 —> 00:11:43.333

finding our niche and then we’ll have a

00:11:43.374 —> 00:11:44.595

foothold and we’ll grow it from there.

00:11:45.325 —> 00:11:48.227

Do you think some of these regulations on

00:11:48.248 —> 00:11:50.089

the things that you’re mentioning is why

00:11:50.188 —> 00:11:52.751

factory built housing hasn’t really scaled

00:11:52.951 —> 00:11:54.773

successfully before, I would say?

00:11:54.833 —> 00:11:57.495

And I would say what makes you different?

00:11:57.515 —> 00:11:58.756

You’re kind of explaining it,

00:11:58.797 —> 00:12:01.139

but is that why you think that you’re

00:12:01.359 —> 00:12:02.600

going to be able to do it because

00:12:02.620 —> 00:12:04.682

the other companies haven’t been able to

00:12:04.701 —> 00:12:05.383

do what you’re doing?

00:12:06.403 —> 00:12:06.923

Yeah, I mean,

00:12:07.023 —> 00:12:08.504

we’re definitely taking a very different

00:12:08.524 —> 00:12:10.085

approach than the other guys out there.

00:12:10.125 —> 00:12:12.606

We have a lot of different solutions.

00:12:13.626 —> 00:12:16.349

I think we’ve solved the things that

00:12:16.389 —> 00:12:19.029

stopped these factories from scaling and

00:12:19.071 —> 00:12:21.292

with the scale will come the lower cost.

00:12:21.772 —> 00:12:24.293

But definitely, you know,

00:12:25.073 —> 00:12:27.615

tremendous amount of pushback,

00:12:28.176 —> 00:12:29.496

but also opportunities there.

00:12:29.557 —> 00:12:30.817

For example, you know,

00:12:30.837 —> 00:12:32.438

we spent some time in Washington, D.C.

00:12:32.479 —> 00:12:32.979

recently,

00:12:33.599 —> 00:12:36.181

and after that we saw I think it’s

00:12:36.201 —> 00:12:38.481

called the Road to Housing Act and also

00:12:38.501 —> 00:12:39.982

an executive order from the president.

00:12:40.423 —> 00:12:41.384

So those are going to have a big

00:12:41.464 —> 00:12:42.825

impact on our business.

00:12:42.845 —> 00:12:46.706

I won’t dove into the details there,

00:12:46.746 —> 00:12:48.248

but we’re really excited about how that’s

00:12:48.268 —> 00:12:50.509

going to play out on our process for

00:12:50.570 —> 00:12:52.191

actually getting the housing approved.

00:12:52.711 —> 00:12:53.010

And then

00:12:54.898 —> 00:12:57.938

we have this kind of different way of

00:12:57.958 —> 00:12:59.759

getting the housing approved right now,

00:13:00.220 —> 00:13:02.480

which means that if you build a regular

00:13:02.500 —> 00:13:02.841

house,

00:13:03.062 —> 00:13:04.402

you’re gonna have the building department

00:13:04.481 —> 00:13:05.523

coming to your job site,

00:13:05.643 —> 00:13:06.643

you’re gonna be scheduling them,

00:13:06.702 —> 00:13:07.864

they’re gonna come and they’re gonna do

00:13:07.884 —> 00:13:10.485

inspections at multiple points during your

00:13:10.524 —> 00:13:10.745

build.

00:13:10.784 —> 00:13:12.025

Maybe they’ll inspect your electrical,

00:13:12.086 —> 00:13:13.586

they’ll inspect your framing, whatever.

00:13:14.126 —> 00:13:14.667

For us,

00:13:15.206 —> 00:13:16.727

we kind of skip all that and it

00:13:16.788 —> 00:13:18.489

actually gets inspected

00:13:19.369 —> 00:13:21.890

uh in our factory by a private third

00:13:21.910 —> 00:13:24.152

party that we hire so that’s a huge

00:13:24.192 —> 00:13:25.812

amount of friction taken out of the

00:13:25.852 —> 00:13:28.534

process for our customer and we’ve done so

00:13:28.575 —> 00:13:30.936

well at that for example in california

00:13:31.035 —> 00:13:33.717

we’ve qualified for reduced inspections so

00:13:33.778 —> 00:13:36.119

california doesn’t even inspect all our

00:13:36.139 —> 00:13:38.660

houses anymore you know so that’s huge i

00:13:38.681 —> 00:13:40.121

mean imagine imagine how

00:13:40.981 —> 00:13:42.884

how that’s throwing a wrench into the

00:13:42.903 —> 00:13:44.725

process for the other builders when they

00:13:44.745 —> 00:13:47.008

have to deal with some local regulator

00:13:47.028 —> 00:13:48.590

coming out and making comments on

00:13:48.610 —> 00:13:51.092

everything they’re building.

00:13:51.113 —> 00:13:52.374

A certain percentage of our houses in

00:13:52.394 —> 00:13:54.836

California just don’t even get inspected.

00:13:54.897 —> 00:13:57.860

So that’s really huge for us.

00:13:58.479 —> 00:14:00.399

yeah that’s actually a big deal and uh

00:14:00.480 —> 00:14:02.400

people don’t realize inspections for

00:14:02.461 —> 00:14:04.361

housing i kind of know the background on

00:14:04.402 —> 00:14:06.442

this yeah you would have insulation

00:14:06.503 —> 00:14:08.683

inspections you would have your uh

00:14:08.744 —> 00:14:10.965

electrical plumbing every kind of

00:14:11.004 —> 00:14:12.625

inspection you can imagine but not only

00:14:12.664 —> 00:14:14.966

that when you file for a permit you

00:14:14.985 —> 00:14:16.427

got to pay the money for that you

00:14:16.447 —> 00:14:18.168

got to wait for the inspectors to come

00:14:18.248 —> 00:14:19.668

out you’re talking a lot of time a

00:14:19.688 —> 00:14:22.350

lot of money and uh boxables just kind

00:14:22.370 —> 00:14:24.150

of skipping all that that’s pretty

00:14:24.171 —> 00:14:24.750

impressive

00:14:25.110 —> 00:14:26.972

And being able to actually get the,

00:14:27.352 —> 00:14:28.354

you know, like you said,

00:14:28.653 —> 00:14:31.056

you’re inspecting it in the factory with a

00:14:31.096 —> 00:14:31.735

third party.

00:14:32.136 —> 00:14:32.836

That’s awesome.

00:14:32.876 —> 00:14:34.398

So you’ve been able to actually, like,

00:14:35.078 —> 00:14:36.799

get your regulations correct and

00:14:36.860 —> 00:14:38.221

everybody’s on board with it.

00:14:38.240 —> 00:14:38.721

That’s awesome.

00:14:38.881 —> 00:14:39.182

Yeah.

00:14:39.422 —> 00:14:41.864

And with scale comes, like,

00:14:41.903 —> 00:14:43.846

a tremendous amount of solutions on all

00:14:43.885 —> 00:14:46.128

those fronts because this is a system

00:14:46.168 —> 00:14:48.548

that’s built to enable, you know,

00:14:48.568 —> 00:14:50.591

a very fragmented industry where you have,

00:14:50.650 —> 00:14:50.910

you know,

00:14:50.971 —> 00:14:52.251

thousands and thousands of different

00:14:52.272 —> 00:14:54.354

players and builders all working

00:14:54.474 —> 00:14:55.875

you know, operating.

00:14:56.095 —> 00:14:57.917

And so the government feels that they need

00:14:57.956 —> 00:14:58.917

to micromanage that.

00:14:59.317 —> 00:15:01.019

But if we are a big corporation,

00:15:01.318 —> 00:15:01.519

you know,

00:15:01.558 —> 00:15:03.259

handling all this from start to finish,

00:15:03.399 —> 00:15:04.620

we think they’re going to feel more

00:15:04.660 —> 00:15:06.582

comfortable taking a more hands off

00:15:06.682 —> 00:15:07.823

approach and we’re going to be able to

00:15:07.864 —> 00:15:10.846

streamline things and reduce costs.

00:15:11.025 —> 00:15:11.086

Wow.

00:15:11.678 —> 00:15:13.422

I’m looking at your website is really

00:15:13.461 —> 00:15:13.621

cool.

00:15:13.642 —> 00:15:15.124

We have a lot of cool stuff on

00:15:15.163 —> 00:15:17.027

there and it shows you basically how like

00:15:17.067 —> 00:15:20.311

you unfold the old the house I guess

00:15:20.331 —> 00:15:21.273

when you’re delivering it.

00:15:21.293 —> 00:15:23.155

But what was the breakthrough idea behind

00:15:23.275 —> 00:15:24.577

foldable home design?

00:15:24.618 —> 00:15:25.879

Like how did you even come up with

00:15:25.918 —> 00:15:26.139

that?

00:15:27.232 —> 00:15:27.393

Yeah,

00:15:27.413 —> 00:15:29.855

that was really the initial innovation

00:15:30.155 —> 00:15:32.418

that we felt solved the problem that

00:15:32.477 —> 00:15:34.340

stopped factory-built housing from

00:15:34.399 —> 00:15:34.799

scaling.

00:15:35.280 —> 00:15:37.163

Because if you look at, for example,

00:15:37.503 —> 00:15:40.446

the manufactured home guys,

00:15:41.005 —> 00:15:42.607

they ship these wide loads.

00:15:44.929 —> 00:15:47.633

they have the truck carrying the the house

00:15:47.852 —> 00:15:49.254

then they also have another vehicle

00:15:49.774 —> 00:15:52.636

following behind it with lights and flags

00:15:52.716 —> 00:15:54.698

on it a follow car an escort vehicle

00:15:55.219 —> 00:15:57.861

so right there it’s kind of like game

00:15:57.942 —> 00:15:59.602

over you know you’re not going to be

00:15:59.643 —> 00:16:02.586

able to do that cost effectively so most

00:16:02.605 —> 00:16:04.648

of these existing factories only ship to a

00:16:04.687 —> 00:16:06.769

small radius around their factory because

00:16:06.789 —> 00:16:07.750

if they try to go more than a

00:16:07.791 —> 00:16:08.631

few hundred miles

00:16:09.272 —> 00:16:10.371

It’s just too expensive.

00:16:10.871 —> 00:16:13.513

And it even says that in the SEC

00:16:13.533 —> 00:16:15.072

filings for some of these major

00:16:16.033 —> 00:16:16.793

manufacturers.

00:16:17.113 —> 00:16:19.533

And the result of that is small shipping

00:16:19.573 —> 00:16:20.774

radius, small factory,

00:16:21.014 —> 00:16:22.053

no economies of scale.

00:16:22.533 —> 00:16:23.955

They’re not able to get the costs down

00:16:23.995 —> 00:16:25.254

to where we think we’ll be able to

00:16:25.274 —> 00:16:26.174

get our costs down.

00:16:26.554 —> 00:16:27.294

So that’s huge.

00:16:27.955 —> 00:16:29.936

And that was Paolo early on.

00:16:30.096 —> 00:16:31.796

That was really his first patent that he

00:16:31.836 —> 00:16:32.515

filed on this.

00:16:33.135 —> 00:16:34.437

And it’s kind of what makes everything

00:16:34.476 —> 00:16:35.076

else possible.

00:16:37.238 —> 00:16:38.217

That’s pretty interesting.

00:16:38.238 —> 00:16:40.100

And how do you respond to some critics

00:16:40.120 —> 00:16:41.240

that would say like, you know,

00:16:41.321 —> 00:16:44.702

modular housing is historically struggled

00:16:44.722 —> 00:16:46.244

with a quality of perception.

00:16:46.323 —> 00:16:46.644

I mean,

00:16:46.745 —> 00:16:48.566

people don’t generally think modular

00:16:48.586 —> 00:16:49.726

housing is the greatest.

00:16:50.187 —> 00:16:52.509

How would you what would you say to

00:16:52.548 —> 00:16:52.749

that?

00:16:54.062 —> 00:16:55.783

Yeah, I know that, you know,

00:16:55.802 —> 00:16:58.684

like mobile home park type stuff has had

00:16:58.725 —> 00:17:00.005

issues with that where they’re really

00:17:00.046 —> 00:17:01.606

trying to go super low cost and

00:17:01.687 —> 00:17:02.827

compromising on quality.

00:17:03.249 —> 00:17:04.469

But that’s not what we’re doing.

00:17:04.528 —> 00:17:06.290

We’re actually building to the regular

00:17:06.330 —> 00:17:06.911

building code.

00:17:07.451 —> 00:17:09.712

So our house is not a mobile home.

00:17:09.972 —> 00:17:12.355

It’s a replacement for a traditional house

00:17:12.375 —> 00:17:14.195

that would look and feel no different than

00:17:14.215 —> 00:17:16.137

the house you might live in.

00:17:16.698 —> 00:17:18.439

So, you know,

00:17:18.459 —> 00:17:19.680

if you compare what we’re doing in the

00:17:19.720 —> 00:17:23.042

factory with a CNC cutting a piece of

00:17:23.803 —> 00:17:26.365

uh material versus a guy with a with

00:17:26.445 —> 00:17:29.630

a saw out out in the field um

00:17:29.730 —> 00:17:31.893

i i think the quality there’s going to

00:17:31.913 —> 00:17:34.335

be no no comparison there like you know

00:17:34.556 —> 00:17:36.958

um we we have you know extreme degree

00:17:37.199 —> 00:17:39.701

of standardization and repeatability the

00:17:39.721 —> 00:17:41.042

ability to use automation

00:17:43.125 —> 00:17:45.208

far superior quality control systems than

00:17:45.228 —> 00:17:48.811

they would have in a site project um

00:17:48.912 —> 00:17:50.472

and i think you know if anyone who

00:17:50.493 —> 00:17:52.715

tours our factory kind of notices that how

00:17:52.756 —> 00:17:55.578

clean and nice it is and uh i

00:17:55.618 —> 00:17:57.901

think our houses are going to be way

00:17:57.941 —> 00:17:59.722

way better quality than traditional house

00:18:00.867 —> 00:18:01.087

Yeah,

00:18:01.107 —> 00:18:03.210

and that’s an interesting point you bring

00:18:03.289 —> 00:18:03.609

up, too,

00:18:03.650 —> 00:18:05.571

because obviously machinery and things

00:18:05.592 —> 00:18:05.971

like that,

00:18:05.991 —> 00:18:07.692

they’re going to make things very precise,

00:18:07.732 —> 00:18:08.334

like you said.

00:18:08.673 —> 00:18:09.954

And when you’re out on a job site

00:18:09.974 —> 00:18:11.576

and you got guys working and they’re using

00:18:11.615 —> 00:18:12.237

hand saws,

00:18:12.497 —> 00:18:13.698

you’re going to be off a little bit

00:18:13.738 —> 00:18:14.999

of a quarter of an inch here.

00:18:15.019 —> 00:18:16.180

And then, you know,

00:18:16.200 —> 00:18:18.781

you have to shim it underneath and things

00:18:18.821 —> 00:18:19.342

like that.

00:18:19.362 —> 00:18:21.243

You’re not using shims in your factory.

00:18:21.304 —> 00:18:21.344

No.

00:18:21.644 —> 00:18:22.924

No, it’s a no-brainer.

00:18:22.944 —> 00:18:24.125

I mean,

00:18:24.265 —> 00:18:26.385

and if you think about like having an

00:18:26.425 —> 00:18:28.647

assembly line where you have a really long

00:18:28.688 —> 00:18:29.367

assembly line,

00:18:29.508 —> 00:18:32.229

the product is moving past the worker.

00:18:32.609 —> 00:18:34.530

They’re doing repeatable tasks over and

00:18:34.590 —> 00:18:36.892

over again versus being out on a job

00:18:36.932 —> 00:18:39.032

site and just doing kind of custom work

00:18:39.173 —> 00:18:40.292

with a skilled tradesman.

00:18:41.453 —> 00:18:41.653

You know,

00:18:41.693 —> 00:18:43.734

the difference in labor there is massive

00:18:43.755 —> 00:18:46.256

by having that assembly line going and

00:18:46.557 —> 00:18:47.277

quality as well.

00:18:48.415 —> 00:18:49.836

Yeah, and I can only like you’re saying,

00:18:49.876 —> 00:18:51.598

like being able to keep that cost down

00:18:51.618 —> 00:18:53.259

because what you’re explaining to right

00:18:53.299 —> 00:18:54.320

there is like, you know,

00:18:55.201 —> 00:18:57.743

you might not be using union guys,

00:18:57.784 —> 00:18:59.105

but we’ll just use that example.

00:18:59.404 —> 00:19:01.686

Plumbers, electricians, all these trades,

00:19:01.846 —> 00:19:03.587

they cost a fortune to bring in and

00:19:03.627 —> 00:19:04.489

do a lot of work.

00:19:04.588 —> 00:19:06.170

And you’re kind of just doing it all

00:19:06.351 —> 00:19:07.692

yourself in a factory,

00:19:08.071 —> 00:19:10.794

which obviously has to scale down the cost

00:19:10.854 —> 00:19:11.174

of it all.

00:19:11.815 —> 00:19:12.395

Yeah.

00:19:12.435 —> 00:19:14.637

So for example, our factory,

00:19:14.718 —> 00:19:16.500

we don’t even necessarily have

00:19:16.539 —> 00:19:17.181

electricians.

00:19:18.261 —> 00:19:20.384

Instead of having a guy who’s very skilled

00:19:20.923 —> 00:19:22.246

and doing custom electrical work,

00:19:22.786 —> 00:19:24.567

we have a guy and we take him

00:19:24.627 —> 00:19:26.309

off the street and train him and say,

00:19:26.329 —> 00:19:26.569

look,

00:19:26.750 —> 00:19:31.214

cut this wire to ten feet over and

00:19:31.255 —> 00:19:31.756

over all day.

00:19:32.556 —> 00:19:33.836

Yeah, it’s amazing.

00:19:33.936 —> 00:19:35.636

I mean, it’s a brilliant concept,

00:19:35.737 —> 00:19:36.096

honestly.

00:19:36.136 —> 00:19:38.218

So let’s talk about that long term.

00:19:38.258 —> 00:19:40.419

What does the success of Boxable kind of

00:19:40.439 —> 00:19:40.798

look like?

00:19:40.979 —> 00:19:43.180

Are you looking at like millions of homes

00:19:43.519 —> 00:19:45.381

trying to do international expansion?

00:19:45.441 —> 00:19:47.161

And we already talked about the community.

00:19:47.181 —> 00:19:48.501

So you said you want to tap into

00:19:48.541 —> 00:19:48.801

that?

00:19:49.892 —> 00:19:49.971

Yeah,

00:19:50.092 —> 00:19:52.732

so right now we look at our factory,

00:19:52.752 —> 00:19:54.094

which is a big operation, you know,

00:19:54.114 —> 00:19:55.355

four hundred thousand square feet,

00:19:55.414 —> 00:19:57.576

hundred plus employees capable of

00:19:57.615 —> 00:19:59.916

producing probably thousands of modules

00:19:59.957 —> 00:20:00.797

out of that factory,

00:20:01.557 —> 00:20:04.078

kind of as proof of concept and,

00:20:04.278 —> 00:20:04.538

you know,

00:20:04.558 —> 00:20:06.559

making the case for greater scale.

00:20:07.059 —> 00:20:09.021

So that’s what we’re working on right now.

00:20:09.462 —> 00:20:11.304

We’ll keep seeing these projects come out.

00:20:11.424 —> 00:20:12.885

You can go on our website and click

00:20:12.905 —> 00:20:15.729

projects and see hundreds of houses we’ve

00:20:15.888 —> 00:20:16.569

deployed already.

00:20:16.990 —> 00:20:19.752

And then we’ll keep plugging away at that

00:20:19.913 —> 00:20:22.655

and then hopefully max out our current

00:20:22.675 —> 00:20:24.417

factory capacity and then be back

00:20:24.877 —> 00:20:26.599

to do something on the next level of

00:20:26.660 —> 00:20:28.741

scale with the full automation,

00:20:29.321 —> 00:20:30.903

with a pitch to say, look,

00:20:31.384 —> 00:20:32.345

what we’ve proven so far,

00:20:32.365 —> 00:20:33.506

look where our costs are now.

00:20:33.986 —> 00:20:35.667

And then if we go ahead and take

00:20:35.688 —> 00:20:36.588

things up a notch,

00:20:37.128 —> 00:20:38.651

our costs are going to come down more,

00:20:38.711 —> 00:20:40.653

our speed is going to come down more.

00:20:41.252 —> 00:20:42.134

And ideally,

00:20:42.213 —> 00:20:44.316

I think Boxville needs to be building and

00:20:44.355 —> 00:20:46.857

developing its own communities versus

00:20:46.877 —> 00:20:48.660

trying to sell a product to builders,

00:20:48.680 —> 00:20:49.701

because that’s what we’re doing now.

00:20:50.381 —> 00:20:51.521

But I think if we get to the

00:20:51.561 —> 00:20:53.104

scale that we need to be at to

00:20:53.124 —> 00:20:54.084

do the mass production,

00:20:54.444 —> 00:20:55.665

we’re going to have so many houses,

00:20:55.705 —> 00:20:57.307

so many room modules that we’re going to

00:20:57.326 —> 00:20:59.388

be needing to be the ones deploying them.

00:20:59.969 —> 00:21:01.931

So, you know, in the future,

00:21:02.030 —> 00:21:04.291

I would like to be putting houses on

00:21:04.332 —> 00:21:06.473

Zillow at twenty percent less than the

00:21:06.513 —> 00:21:09.155

house next door at scale.

00:21:09.557 —> 00:21:10.857

And I think that’s how we capture the

00:21:10.877 —> 00:21:12.398

full scope of this.

00:21:13.928 —> 00:21:14.828

That would be amazing.

00:21:14.909 —> 00:21:15.808

And I don’t know,

00:21:15.909 —> 00:21:17.328

I just see like a big niche in

00:21:17.429 —> 00:21:19.829

international for this for some reason.

00:21:19.890 —> 00:21:21.351

I would assume that you’d have to probably

00:21:21.411 —> 00:21:23.471

build a factory internationally to be able

00:21:23.832 —> 00:21:25.571

to really scale it properly.

00:21:25.632 —> 00:21:26.673

But I don’t know,

00:21:26.712 —> 00:21:28.353

I just could picture these being huge

00:21:28.393 —> 00:21:29.794

internationally for some reason.

00:21:30.173 —> 00:21:30.973

Oh, yeah, for sure.

00:21:31.034 —> 00:21:31.213

I mean,

00:21:31.233 —> 00:21:32.734

there’s places where they’re doing far

00:21:32.775 —> 00:21:34.454

more building than the US,

00:21:34.515 —> 00:21:35.836

especially emerging countries.

00:21:35.915 —> 00:21:36.496

And, you know,

00:21:36.516 —> 00:21:37.895

the same principles that are going to make

00:21:37.915 —> 00:21:39.997

this work in the US will apply everywhere.

00:21:40.616 —> 00:21:43.038

So once we really dial in the formula

00:21:43.097 —> 00:21:44.117

here, improve it,

00:21:44.178 —> 00:21:45.519

we’ll be looking to duplicate that

00:21:45.558 —> 00:21:45.919

elsewhere.

00:21:47.019 —> 00:21:49.700

And so how important are your automation

00:21:49.740 —> 00:21:50.420

and robotics?

00:21:50.440 —> 00:21:51.480

Do you use that a lot?

00:21:51.540 —> 00:21:53.201

Is that like a lot of your warehouse?

00:21:53.240 —> 00:21:54.902

Or is a lot of people hands on?

00:21:54.942 —> 00:21:55.682

How does that work?

00:21:56.488 —> 00:21:57.449

I think that, you know,

00:21:57.469 —> 00:21:59.390

we get a certain amount of automation just

00:21:59.410 —> 00:22:01.571

by using standard equipment.

00:22:02.132 —> 00:22:03.953

So you have like a CNC, for example,

00:22:04.134 —> 00:22:05.355

that can just cut anything we need.

00:22:06.415 —> 00:22:07.576

And then, you know,

00:22:07.757 —> 00:22:10.858

later on we’ll drop in that kind of

00:22:10.898 —> 00:22:11.740

custom automation.

00:22:12.220 —> 00:22:12.740

But really,

00:22:12.840 —> 00:22:14.883

I believe the big benefit we’ll get is

00:22:14.962 —> 00:22:17.124

actually not from the automation,

00:22:17.144 —> 00:22:19.125

but from having a large assembly line.

00:22:19.453 —> 00:22:21.375

So the more that you split up the

00:22:21.434 —> 00:22:22.855

work and the stations,

00:22:23.316 —> 00:22:24.776

the less inefficiencies you see.

00:22:24.855 —> 00:22:27.817

So if someone’s doing one task per station

00:22:27.916 —> 00:22:29.958

versus ten tasks per station,

00:22:30.417 —> 00:22:32.638

then you might drop your labor costs

00:22:32.858 —> 00:22:35.180

significantly because there’s just like

00:22:35.279 —> 00:22:37.300

even if a guy doesn’t have to pick

00:22:37.381 —> 00:22:37.500

up

00:22:40.761 —> 00:22:42.522

a screwdriver and put it down and pick

00:22:42.603 —> 00:22:44.845

up a set of pliers like stuff like

00:22:44.865 —> 00:22:46.566

that if he’s just only holding the

00:22:46.586 —> 00:22:49.627

screwdriver you know it adds up big time

00:22:50.087 —> 00:22:51.909

so you know we’re focused on using the

00:22:51.929 —> 00:22:54.230

standard automation and then scaling up

00:22:54.270 —> 00:22:55.830

the size of the assembly line and then

00:22:55.871 —> 00:22:57.471

once we’re really dialed in with a product

00:22:57.491 —> 00:22:59.133

that really works and has a market fit

00:22:59.473 —> 00:23:00.875

then we’ll go back and say all right

00:23:00.894 —> 00:23:02.095

guys now we want to do a hundred

00:23:02.134 —> 00:23:03.135

million in automation

00:23:04.585 —> 00:23:05.625

Nice.

00:23:05.724 —> 00:23:06.965

I’ve noticed Boxable,

00:23:07.066 —> 00:23:08.287

I’ve seen you guys online,

00:23:08.326 —> 00:23:10.086

I’ve noticed you guys are pretty well

00:23:10.126 —> 00:23:13.328

talked about now in the retail fundraising

00:23:13.368 —> 00:23:14.009

and everything.

00:23:14.249 —> 00:23:16.710

How’d you build all that momentum and the

00:23:16.730 —> 00:23:18.351

community support around you guys?

00:23:19.388 —> 00:23:21.451

So early on,

00:23:21.471 —> 00:23:23.152

we put several million dollars of our own

00:23:23.291 —> 00:23:25.233

money into getting things started and then

00:23:25.273 —> 00:23:26.035

realized, all right,

00:23:26.174 —> 00:23:27.476

we need outside capital now.

00:23:28.016 —> 00:23:29.277

So I just had a lot of people

00:23:29.376 —> 00:23:30.137

asking to invest.

00:23:30.238 —> 00:23:31.638

And I said, is that possible?

00:23:31.679 —> 00:23:32.720

Figured out how to do it with this

00:23:33.019 —> 00:23:36.442

SEC qualified offerings and ended up

00:23:36.682 —> 00:23:38.904

raising two hundred thirty million dollars

00:23:38.964 —> 00:23:39.285

plus.

00:23:39.925 —> 00:23:42.648

from about seventy thousand investors.

00:23:42.729 —> 00:23:43.930

So we have a huge,

00:23:43.970 —> 00:23:46.712

huge following from all types of different

00:23:46.732 —> 00:23:49.115

investors and that’s really paid off

00:23:49.355 —> 00:23:50.115

really well for us.

00:23:50.497 —> 00:23:52.618

We’ve been able to leverage that crowd,

00:23:52.659 —> 00:23:53.980

leverage their enthusiasm,

00:23:54.840 —> 00:23:56.603

their views and their comments on the

00:23:56.623 —> 00:23:58.305

internet and just spread huge awareness.

00:23:58.444 —> 00:24:00.686

We also have an incredible amount of

00:24:00.867 —> 00:24:01.708

people coming in

00:24:02.969 —> 00:24:04.951

as customer leads from that awareness.

00:24:05.570 —> 00:24:06.791

So we’ve had hundreds of thousands of

00:24:06.872 —> 00:24:09.894

inquiries into purchasing the product as

00:24:09.954 —> 00:24:10.214

well.

00:24:10.555 —> 00:24:13.617

So it’s great.

00:24:13.637 —> 00:24:15.659

Being kind of famous is great.

00:24:15.679 —> 00:24:16.660

You can take advantage of it,

00:24:16.680 —> 00:24:17.721

but there’s also a little bit of a

00:24:17.760 —> 00:24:18.821

dark side too.

00:24:19.182 —> 00:24:20.643

So you have a certain amount of people

00:24:20.663 —> 00:24:23.285

that are just crazy and say crazy stuff.

00:24:24.226 —> 00:24:26.166

So it’s fun.

00:24:26.807 —> 00:24:27.627

That actually...

00:24:28.729 —> 00:24:30.590

The dark side to that actually was,

00:24:31.291 —> 00:24:35.636

for us, resulted in an SEC investigation.

00:24:36.217 —> 00:24:38.038

So a little while back,

00:24:38.859 —> 00:24:41.343

we had so much rumors going on online

00:24:41.363 —> 00:24:42.683

that were just totally false.

00:24:43.224 —> 00:24:45.606

We got investigated by the SEC.

00:24:46.067 —> 00:24:48.450

So they sent me a bunch of subpoenas,

00:24:48.549 —> 00:24:49.731

requested all our information,

00:24:49.771 —> 00:24:50.332

reviewed over.

00:24:51.153 —> 00:24:52.894

i think five hundred thousand of our

00:24:52.933 —> 00:24:56.556

documents and uh the result was they came

00:24:56.576 —> 00:24:58.737

back and said you know we’re not charging

00:24:58.777 —> 00:25:00.778

you guys so i don’t think the due

00:25:00.798 —> 00:25:03.898

diligence gets any better than that so you

00:25:03.919 —> 00:25:05.579

know when people say crazy things online

00:25:05.599 —> 00:25:07.520

i’m like great thanks for starting a rumor

00:25:07.980 —> 00:25:09.741

that you know can damage the company but

00:25:10.182 —> 00:25:12.702

by the way um it’s not true we’ve

00:25:12.722 —> 00:25:15.164

already had the the full um

00:25:15.924 —> 00:25:16.204

you know,

00:25:16.265 —> 00:25:18.227

proctologist examination from the federal

00:25:18.247 —> 00:25:18.446

government.

00:25:18.467 —> 00:25:20.847

So I think now, you know,

00:25:20.867 —> 00:25:22.490

I mention it because, you know,

00:25:22.509 —> 00:25:25.371

the due diligence doesn’t get really any

00:25:25.571 —> 00:25:26.412

stronger than that,

00:25:26.551 —> 00:25:28.272

than having the federal government

00:25:28.313 —> 00:25:29.114

investigate you.

00:25:29.233 —> 00:25:31.556

So that was stressful when it happened

00:25:31.915 —> 00:25:32.936

because it was all new to me.

00:25:33.277 —> 00:25:34.798

And I was like, oh shit, you know,

00:25:35.178 —> 00:25:35.798

what did we do?

00:25:36.558 —> 00:25:37.980

But it just turned out to just be

00:25:38.039 —> 00:25:38.840

a bunch of bullshit.

00:25:39.800 —> 00:25:40.541

And so,

00:25:40.801 —> 00:25:42.123

so we were happy with that result.

00:25:42.987 —> 00:25:43.126

Yeah,

00:25:43.146 —> 00:25:44.708

it’s never the day that you look forward

00:25:44.768 —> 00:25:46.728

to when the SEC contacts you.

00:25:46.748 —> 00:25:47.709

It’s like, oh, man,

00:25:47.729 —> 00:25:49.048

this might be the worst day of my

00:25:49.088 —> 00:25:49.709

life right here.

00:25:49.729 —> 00:25:50.869

And then they drag it on for a

00:25:50.950 —> 00:25:51.349

long time.

00:25:51.390 —> 00:25:52.990

How long did that drag on for for

00:25:53.009 —> 00:25:53.150

you?

00:25:53.250 —> 00:25:55.711

So we were aware that it was going

00:25:55.790 —> 00:25:56.611

on for about a year.

00:25:57.612 —> 00:25:59.872

They did a really thorough investigation

00:25:59.932 —> 00:26:01.353

and they contacted a lot of people.

00:26:01.952 —> 00:26:04.114

And, you know,

00:26:04.453 —> 00:26:06.295

I think another interesting thing was a

00:26:06.335 —> 00:26:07.835

lot of times with these investigations,

00:26:08.654 —> 00:26:10.316

they don’t notify you when it’s over.

00:26:11.395 —> 00:26:13.436

but they decided to notify us.

00:26:13.876 —> 00:26:15.198

So they decided to write us a letter

00:26:15.238 —> 00:26:15.998

and saying, you know,

00:26:16.038 —> 00:26:17.638

we’re not charging you with anything.

00:26:18.098 —> 00:26:19.700

And I think that speaks volumes to,

00:26:20.200 —> 00:26:22.520

you know, how we actually operated,

00:26:22.580 —> 00:26:25.982

how we actually steered the ship because,

00:26:26.202 —> 00:26:27.604

you know, we did the right thing,

00:26:27.703 —> 00:26:27.903

you know,

00:26:27.923 —> 00:26:29.203

every step of the way and we’ll continue

00:26:29.243 —> 00:26:29.664

to do so.

00:26:30.404 —> 00:26:31.965

What kind of celebration do you have when

00:26:32.006 —> 00:26:32.826

you get that letter?

00:26:32.885 —> 00:26:33.026

Like,

00:26:33.046 —> 00:26:34.267

do you go out to like the greatest

00:26:34.326 —> 00:26:35.207

dinner you ever had?

00:26:35.287 —> 00:26:36.968

Like, what do you do after that?

00:26:37.008 —> 00:26:37.887

Like, you’re so happy.

00:26:37.968 —> 00:26:39.088

How do you celebrate that?

00:26:41.469 —> 00:26:43.096

It was definitely very emotional when I

00:26:43.115 —> 00:26:44.039

got the letter.

00:26:45.048 —> 00:26:46.990

because it’s a serious thing.

00:26:47.910 —> 00:26:49.270

People go to jail.

00:26:49.330 —> 00:26:50.932

And they drag you around for a long

00:26:50.971 —> 00:26:51.231

time.

00:26:51.271 —> 00:26:52.432

It costs you money, time,

00:26:52.472 —> 00:26:53.834

and you’re sitting there worrying about if

00:26:53.854 —> 00:26:54.933

you’re going to jail or not.

00:26:54.973 —> 00:26:55.795

That’s why I’m asking,

00:26:55.815 —> 00:26:57.756

because that’s serious allegations.

00:26:58.517 —> 00:26:59.356

Not allegations,

00:26:59.396 —> 00:27:01.117

but just serious things that they’re

00:27:01.178 —> 00:27:01.798

looking into.

00:27:01.858 —> 00:27:03.519

But anyway, what lessons did you learn?

00:27:03.539 —> 00:27:06.000

The other thing that really sucked about

00:27:06.040 —> 00:27:09.442

it was SEC is there to protect investors,

00:27:09.884 —> 00:27:11.144

but then we ended up having to spend

00:27:11.404 —> 00:27:13.185

investor money on the law firms.

00:27:14.626 —> 00:27:16.108

to basically investigate ourselves and

00:27:16.148 —> 00:27:17.589

provide this information to them.

00:27:18.090 —> 00:27:20.093

So it probably cost millions of dollars

00:27:20.133 —> 00:27:23.656

just burned just off of kind of

00:27:23.676 —> 00:27:25.719

shenanigans on the internet.

00:27:25.959 —> 00:27:28.761

And one thing that I found out was

00:27:28.961 —> 00:27:29.762

a lot of the press

00:27:32.486 —> 00:27:33.967

you know that obviously they love the fake

00:27:34.007 —> 00:27:36.048

news so what they would do is they

00:27:36.067 —> 00:27:37.749

would create these like salacious

00:27:37.788 —> 00:27:40.069

headlines they would take something and

00:27:40.109 —> 00:27:41.911

misconstrue it and put it in the headline

00:27:42.270 —> 00:27:43.551

and then that would scare other people and

00:27:43.571 —> 00:27:45.313

they would start talking about it so you

00:27:45.333 —> 00:27:48.154

know we were severely damaged by you know

00:27:49.295 —> 00:27:51.977

our writers intentionally misleading

00:27:52.017 —> 00:27:55.057

people and writing kind of nonsense about

00:27:55.157 —> 00:27:58.299

us that wasn’t true um and scaring people

00:27:58.720 —> 00:27:59.641

and so that sucked

00:28:00.193 —> 00:28:01.214

Yeah, it must drive you nuts.

00:28:01.255 —> 00:28:02.135

But at the end of the day,

00:28:02.175 —> 00:28:02.777

like you said,

00:28:02.797 —> 00:28:05.519

the SEC did a full-out investigation.

00:28:05.539 —> 00:28:06.840

It’s not like they just do a little

00:28:06.881 —> 00:28:07.682

investigation.

00:28:07.721 —> 00:28:08.982

When they come in to investigate,

00:28:09.002 —> 00:28:09.864

they’re investigating.

00:28:09.903 —> 00:28:11.066

So if they sent you a letter and

00:28:11.086 —> 00:28:11.885

said you were cleared,

00:28:12.346 —> 00:28:14.068

obviously you’re saying like, hey guys,

00:28:14.409 —> 00:28:15.609

we weren’t doing anything wrong.

00:28:15.891 —> 00:28:17.732

They would have told you and we’re going

00:28:17.752 —> 00:28:19.193

to continue to do everything right.

00:28:19.213 —> 00:28:20.556

So that is great to hear if they

00:28:20.596 —> 00:28:21.916

sent you the letter saying that.

00:28:22.096 —> 00:28:22.837

But yeah, I can

00:28:22.998 —> 00:28:24.641

imagine the stress you went through there

00:28:24.801 —> 00:28:26.704

what other lessons did you learn as you

00:28:26.724 —> 00:28:28.749

were raising capital from like retail

00:28:28.788 —> 00:28:31.212

investors versus i guess uh traditional

00:28:31.252 —> 00:28:32.075

capital firms

00:28:32.796 —> 00:28:33.715

Yeah, I mean, overall,

00:28:33.736 —> 00:28:35.057

it’s been a great experience.

00:28:35.076 —> 00:28:37.317

I highly recommend it to most founders.

00:28:38.519 —> 00:28:40.799

One good thing about stuff like that and

00:28:40.819 —> 00:28:43.740

about just the haters in general is I

00:28:43.760 —> 00:28:48.502

think they make you stronger and perform

00:28:48.563 —> 00:28:51.423

better because then if there is something

00:28:51.463 —> 00:28:54.046

that you’re not on top of,

00:28:54.506 —> 00:28:56.366

you’ll focus on it and fix it.

00:28:56.567 —> 00:28:58.968

So they bring to attention the stuff where

00:28:59.008 —> 00:29:00.587

you can do better and then you end

00:29:00.627 —> 00:29:01.449

up better at the end.

00:29:02.442 —> 00:29:02.623

Yeah,

00:29:02.663 —> 00:29:03.903

as long as you don’t let them bother

00:29:03.923 —> 00:29:04.023

you,

00:29:04.044 —> 00:29:05.785

you keep your positive attitude and your

00:29:05.865 —> 00:29:06.246

energy,

00:29:06.266 —> 00:29:08.166

and you just keep on moving forward.

00:29:08.186 —> 00:29:08.768

And like you said,

00:29:08.807 —> 00:29:10.929

you actually look into what they’re saying

00:29:11.169 —> 00:29:12.609

because they might have a point on things.

00:29:12.630 —> 00:29:13.510

You’re like, hey, you know what?

00:29:13.611 —> 00:29:14.872

I could probably change this and make it

00:29:14.932 —> 00:29:15.152

better.

00:29:15.231 —> 00:29:16.212

Thanks for that heads up,

00:29:16.232 —> 00:29:18.354

but can you stop bashing me online about

00:29:18.374 —> 00:29:18.594

it?

00:29:18.674 —> 00:29:19.295

But yeah,

00:29:19.315 —> 00:29:21.236

is there a moment during that fundraising

00:29:21.276 —> 00:29:23.137

where you really realized that Boxable,

00:29:23.637 —> 00:29:23.958

I guess,

00:29:23.978 —> 00:29:26.319

had become much bigger than a niche

00:29:26.339 —> 00:29:28.260

startup because it was really getting that

00:29:28.701 —> 00:29:30.423

momentum, as you were saying?

00:29:31.484 —> 00:29:31.744

Yeah,

00:29:31.865 —> 00:29:34.125

I remember early on just waking up and

00:29:34.145 —> 00:29:36.426

looking on my computer and seeing massive

00:29:36.446 —> 00:29:37.946

amounts of money flowing in from the

00:29:37.967 —> 00:29:38.586

crowdfunding,

00:29:38.926 —> 00:29:40.587

like just crazy volumes of money.

00:29:40.647 —> 00:29:43.328

And I was like, holy shit, holy shit,

00:29:43.368 —> 00:29:44.429

we’re on to something here.

00:29:44.509 —> 00:29:46.109

That’s amazing.

00:29:46.849 —> 00:29:48.430

uh and then just in general like you

00:29:48.450 —> 00:29:49.451

know what we’ve done what we’ve

00:29:49.471 —> 00:29:51.211

accomplished uh the scale of the

00:29:51.250 —> 00:29:53.612

manufacturing we have now how we whipped

00:29:53.652 —> 00:29:57.252

that up from nothing from uh just some

00:29:57.292 —> 00:29:59.593

guys with an idea no experience in capital

00:29:59.613 —> 00:30:01.473

raising no experience in manufacturing

00:30:01.874 —> 00:30:04.213

little experience in housing related stuff

00:30:04.733 —> 00:30:06.914

i think we’ve done an amazing job and

00:30:07.154 —> 00:30:08.755

you know this is a very hard industry

00:30:08.795 —> 00:30:11.076

that this is a graveyard

00:30:11.536 —> 00:30:12.817

It’s littered with failures.

00:30:12.977 —> 00:30:15.396

If you ask Rock how many modular house

00:30:15.436 —> 00:30:16.478

companies have failed,

00:30:16.877 —> 00:30:18.838

it’s a ridiculously long list.

00:30:19.358 —> 00:30:22.319

And I’ve studied that extensively.

00:30:22.400 —> 00:30:26.082

So I think we’ve figured out what to

00:30:26.122 —> 00:30:27.102

do and what not to do.

00:30:27.602 —> 00:30:31.242

And we understand our thesis and what our

00:30:31.604 —> 00:30:33.903

innovations are going to do for making

00:30:33.923 —> 00:30:34.904

this work at scale.

00:30:36.106 —> 00:30:38.028

So what advice would you give other

00:30:38.087 —> 00:30:39.808

founders trying to raise capital in

00:30:40.289 —> 00:30:42.471

difficult market conditions like today?

00:30:42.490 —> 00:30:44.051

Because they are pretty crazy market

00:30:44.071 —> 00:30:45.532

conditions today.

00:30:46.054 —> 00:30:47.654

The big one for me was to not

00:30:47.734 —> 00:30:50.356

let the investors take over the company

00:30:50.936 —> 00:30:52.117

and to keep control.

00:30:52.458 —> 00:30:54.398

And we did that with the crowdfunding.

00:30:54.699 —> 00:30:57.701

If we had taken some VC funding or

00:30:57.721 —> 00:31:00.242

some other private equity funding on,

00:31:00.522 —> 00:31:02.104

then we would have lost control.

00:31:02.163 —> 00:31:03.484

We would not have been able to steer

00:31:03.505 —> 00:31:04.826

the ship the way we wanted to.

00:31:04.885 —> 00:31:05.886

And I don’t think we’d be here.

00:31:07.488 —> 00:31:10.989

So highly recommend crowdfunding to

00:31:11.028 —> 00:31:11.449

investors,

00:31:11.509 —> 00:31:13.829

especially if you have an audience that

00:31:13.849 —> 00:31:16.151

can understand your product and why it

00:31:16.611 —> 00:31:17.211

makes sense.

00:31:18.051 —> 00:31:20.813

And then the marketing for the

00:31:20.833 —> 00:31:22.772

crowdfunding is gonna pay off in other

00:31:22.833 —> 00:31:25.534

areas for customers, for employees.

00:31:25.594 —> 00:31:27.295

A lot of our employees found out about

00:31:27.375 —> 00:31:29.395

us and moved to work for the company

00:31:29.415 —> 00:31:30.915

because they saw all this marketing

00:31:30.955 —> 00:31:32.317

content online.

00:31:33.507 —> 00:31:34.346

That’s pretty cool.

00:31:35.086 —> 00:31:38.107

What crowdfunding platforms did you kind

00:31:38.147 —> 00:31:38.488

of use?

00:31:38.508 —> 00:31:39.848

Were there a bunch of them or one

00:31:39.888 —> 00:31:40.469

in particular?

00:31:40.528 —> 00:31:40.828

All of them.

00:31:41.229 —> 00:31:42.028

All of them?

00:31:43.169 —> 00:31:43.449

Yeah, got it.

00:31:43.469 —> 00:31:44.809

You made sure you spread it around.

00:31:45.109 —> 00:31:45.549

Yeah.

00:31:45.589 —> 00:31:47.250

So for me, it was like, you know,

00:31:47.269 —> 00:31:47.890

first of all,

00:31:47.950 —> 00:31:51.530

we used the platforms that can be

00:31:51.590 —> 00:31:52.211

self-hosted.

00:31:53.231 —> 00:31:54.211

I like DealMaker.

00:31:54.731 —> 00:31:55.912

They’re currently the best ones.

00:31:56.532 —> 00:31:57.653

And, you know,

00:31:58.873 —> 00:32:00.813

You can host on your website and basically

00:32:00.833 —> 00:32:02.473

create a button where someone clicks to

00:32:02.513 —> 00:32:02.874

invest.

00:32:03.413 —> 00:32:07.474

And then you can control the marketing,

00:32:07.714 —> 00:32:11.816

control the pixel to track the users and

00:32:11.855 —> 00:32:15.776

serve them ads and the whole big picture.

00:32:16.997 —> 00:32:19.356

But we also listed on WeFunder,

00:32:19.416 —> 00:32:20.656

StartEngine, and Republic.

00:32:20.737 —> 00:32:22.678

Those are the top crowdfunding platforms

00:32:22.778 —> 00:32:24.137

where they’ll advertise your offering on

00:32:24.178 —> 00:32:24.657

their site.

00:32:25.258 —> 00:32:26.439

And that just allowed us to get in

00:32:26.459 —> 00:32:27.778

front of that additional audience

00:32:28.378 —> 00:32:29.799

But we but we already we were the

00:32:29.900 —> 00:32:32.060

ones that generated the audience and any

00:32:32.080 —> 00:32:33.480

founders that want to do crowdfunding

00:32:33.500 —> 00:32:34.701

should realize that they’re going to have

00:32:34.721 —> 00:32:36.102

to generate their own audience.

00:32:36.162 —> 00:32:37.403

No one’s going to go and give it

00:32:37.442 —> 00:32:38.682

to them.

00:32:38.702 —> 00:32:39.743

No, that’s fascinating.

00:32:39.763 —> 00:32:43.766

That whole crowdfunding idea and like how

00:32:43.786 —> 00:32:44.865

it works and everything.

00:32:44.905 —> 00:32:46.287

And it is quite popular.

00:32:46.366 —> 00:32:46.646

I mean,

00:32:46.767 —> 00:32:48.548

look how much that’s a lot of money

00:32:48.567 —> 00:32:49.548

you raised right there.

00:32:49.587 —> 00:32:49.887

Yeah,

00:32:49.907 —> 00:32:51.788

I think we’re the number one for that.

00:32:51.888 —> 00:32:53.710

So pretty cool.

00:32:54.730 —> 00:32:55.990

Just kind of learning as we go.

00:32:57.605 —> 00:32:59.946

So how do you balance like retail or

00:33:00.007 —> 00:33:02.367

retail investor enthusiasm with like the

00:33:02.428 —> 00:33:05.189

realities of scale in this manufacturing

00:33:05.229 —> 00:33:05.689

business?

00:33:05.709 —> 00:33:06.569

Because I mean,

00:33:06.970 —> 00:33:10.290

retail investors are retail investors.

00:33:10.310 —> 00:33:11.471

Let’s put it that way.

00:33:11.491 —> 00:33:13.413

They’re a different breed sometimes.

00:33:13.692 —> 00:33:15.913

Yeah, I mean, you know.

00:33:17.008 —> 00:33:19.531

We try to be very transparent,

00:33:19.551 —> 00:33:21.875

show everything that we’re doing online.

00:33:22.955 —> 00:33:23.958

If people like it, great.

00:33:23.998 —> 00:33:26.480

If they don’t, that’s fine too.

00:33:26.961 —> 00:33:28.304

So I think it’s...

00:33:31.124 —> 00:33:34.347

know being being great for us um but

00:33:34.387 —> 00:33:35.689

you know like i said before even if

00:33:35.729 —> 00:33:39.093

people are are angry online about

00:33:39.133 —> 00:33:41.095

something or other and they find funny

00:33:41.134 —> 00:33:42.876

stuff to get angry about too you know

00:33:42.896 —> 00:33:44.358

like they’ll probably be mad about like my

00:33:44.398 —> 00:33:47.122

hat or something after this um but it’s

00:33:47.142 —> 00:33:48.963

fine because all it does is just draws

00:33:49.023 —> 00:33:49.944

more attention you know

00:33:51.445 —> 00:33:52.906

I don’t know that all press is good

00:33:52.946 —> 00:33:56.268

press, but mostly it is.

00:33:56.387 —> 00:33:58.607

Any views we can get are welcome.

00:33:58.627 —> 00:34:00.449

If you think we’re doing something and

00:34:00.469 —> 00:34:02.509

we’re on to something, great.

00:34:02.709 —> 00:34:03.169

Awesome.

00:34:03.288 —> 00:34:04.410

I agree with you.

00:34:04.869 —> 00:34:06.789

Why did you guys pursue the old SPAC

00:34:06.849 —> 00:34:09.510

route instead of staying private longer or

00:34:09.550 —> 00:34:11.251

pursuing a traditional IPO?

00:34:11.311 —> 00:34:12.452

Is there a reason behind that?

00:34:13.563 —> 00:34:15.445

I think we were at the point where

00:34:15.485 —> 00:34:18.306

we were ready to be public and ready

00:34:18.347 —> 00:34:19.809

to take things up a level.

00:34:20.409 —> 00:34:23.371

And then I think the SPAC allows us

00:34:23.411 —> 00:34:26.795

to continue leveraging retail as we go

00:34:26.835 —> 00:34:29.536

into it and also to continue calling the

00:34:29.556 —> 00:34:29.956

shots.

00:34:30.418 —> 00:34:32.539

So we were able to do our own

00:34:32.579 —> 00:34:32.900

deal,

00:34:33.420 —> 00:34:34.641

set it up the way we wanted it

00:34:34.722 —> 00:34:36.583

instead of having the investment bank and

00:34:36.603 —> 00:34:38.324

the institutional investors set it up the

00:34:38.344 —> 00:34:39.085

way they wanted it.

00:34:39.204 —> 00:34:40.867

So that’s why I ended up choosing that.

00:34:42.164 —> 00:34:44.746

And how did you meet your SPAC sponsor

00:34:44.786 —> 00:34:45.086

team,

00:34:45.146 —> 00:34:46.927

and what qualities were you really looking

00:34:46.947 —> 00:34:49.130

for in a partner?

00:34:49.791 —> 00:34:52.992

We talked to a whole bunch of them

00:34:53.452 —> 00:34:56.554

and ended up with Larry and FGMC,

00:34:56.635 —> 00:34:57.976

and they’ve just been so great.

00:34:57.996 —> 00:35:00.297

They totally understand why what we’re

00:35:00.318 —> 00:35:01.619

doing could be really big.

00:35:01.679 —> 00:35:03.300

They’ve been very cooperative in

00:35:03.340 —> 00:35:05.621

structuring things the way we wanted to,

00:35:06.523 —> 00:35:07.262

and we love those guys.

00:35:07.282 —> 00:35:08.204

They’ve been great so far.

00:35:09.143 —> 00:35:12.427

So right now, currently, it’s FGMC,

00:35:12.467 —> 00:35:15.472

like you had said, FG merger, two-corp,

00:35:15.552 —> 00:35:17.213

and then the new stock ticker is going

00:35:17.233 —> 00:35:18.735

to be BXBL.

00:35:19.117 —> 00:35:20.759

And is there a timeframe for that new

00:35:20.798 —> 00:35:23.141

stock ticker when it will change over?

00:35:23.789 —> 00:35:24.048

Yeah,

00:35:24.068 —> 00:35:27.829

so right now it’s trading as FGMC and

00:35:27.849 —> 00:35:30.130

then we have the shareholder vote on June

00:35:30.170 —> 00:35:30.550

ninth.

00:35:30.891 —> 00:35:32.851

And if it’s successful,

00:35:33.851 —> 00:35:36.351

we’ll switch to BXPL shortly after that.

00:35:36.572 —> 00:35:38.632

So it’ll be exciting to see how it

00:35:38.711 —> 00:35:41.293

all plays out and we’ll keep pulling every

00:35:41.333 —> 00:35:44.954

lever we can to make it a success.

00:35:45.074 —> 00:35:47.094

What misconceptions do you think investors

00:35:47.134 —> 00:35:49.454

have about SPACs today, in your opinion?

00:35:51.373 —> 00:35:53.074

You know, obviously, like,

00:35:53.114 —> 00:35:54.974

there’s a lot of drama around SPACs.

00:35:54.994 —> 00:35:57.155

There’s a lot of companies that weren’t

00:35:57.197 —> 00:35:57.876

really companies.

00:35:57.896 —> 00:35:59.878

They were just kind of ideas that took

00:35:59.898 —> 00:36:00.657

advantage of that.

00:36:01.878 —> 00:36:03.059

I think, you know,

00:36:03.780 —> 00:36:06.302

not all SPAC deals are bad.

00:36:07.242 —> 00:36:09.382

I think it depends on the details.

00:36:09.664 —> 00:36:10.523

So, you know,

00:36:10.804 —> 00:36:12.965

we’ve avoided some of these things that

00:36:12.985 —> 00:36:14.405

can be pitfalls for SPACs.

00:36:15.047 —> 00:36:17.487

And our company is, you know,

00:36:17.768 —> 00:36:19.047

the real deal you know we do have

00:36:19.088 —> 00:36:21.168

this large manufacturing facility we’ve

00:36:21.188 —> 00:36:24.269

put up homes all around the country we

00:36:24.309 —> 00:36:26.891

have an amazing you know innovation here

00:36:26.931 —> 00:36:29.110

that has a really big upside on it

00:36:29.130 —> 00:36:31.512

so um yeah i think we’re going to

00:36:31.532 —> 00:36:33.713

do well with it do you think there’s

00:36:33.753 —> 00:36:35.932

any extra advantages of being a publicly

00:36:35.972 —> 00:36:38.653

comp publicly traded company like boxable

00:36:39.114 —> 00:36:40.934

um over being staying private

00:36:42.286 —> 00:36:45.547

Yeah, I think that it’s going to...

00:36:45.728 —> 00:36:49.168

So one big thing for me is the

00:36:49.208 —> 00:36:52.949

crowdfunding took a lot of my bandwidth.

00:36:53.989 —> 00:36:56.650

So I’ll be happy to be done with

00:36:56.690 —> 00:36:59.670

that and be raising capital through the

00:36:59.690 —> 00:37:00.871

stock market instead.

00:37:01.210 —> 00:37:02.431

And then I’ll be able to focus more

00:37:02.490 —> 00:37:03.931

on the business.

00:37:04.190 —> 00:37:07.012

So that’s something I’m happy for.

00:37:08.344 —> 00:37:10.786

And what do you think about the whole

00:37:10.847 —> 00:37:11.947

housing crisis,

00:37:11.987 —> 00:37:13.730

like the affordability of a house,

00:37:13.789 —> 00:37:14.329

I would say?

00:37:14.891 —> 00:37:16.592

You think the industry actually needs to

00:37:16.652 —> 00:37:19.355

make any changes or regulations or

00:37:19.394 —> 00:37:19.755

anything?

00:37:19.775 —> 00:37:20.835

What do you think about that?

00:37:21.996 —> 00:37:24.498

Yeah, I think if you look at... Sorry,

00:37:24.559 —> 00:37:25.860

one sec.

00:37:25.920 —> 00:37:28.222

Can you hear me all right?

00:37:28.282 —> 00:37:29.764

Yeah, yeah, you’re good.

00:37:29.784 —> 00:37:30.565

The call just came in.

00:37:30.684 —> 00:37:31.644

I wanted to interrupt.

00:37:32.887 —> 00:37:33.666

So I think that...

00:37:35.202 —> 00:37:35.461

you know,

00:37:35.661 —> 00:37:37.722

ninety percent of buildings are being

00:37:37.742 —> 00:37:40.003

constructed using what’s called stick

00:37:40.023 —> 00:37:40.885

frame construction.

00:37:41.405 —> 00:37:43.626

And that’s where you have guys, you know,

00:37:43.826 —> 00:37:46.467

out in the weather, you know,

00:37:46.487 —> 00:37:48.688

climbing on a ladder with with hand tools,

00:37:48.809 —> 00:37:50.568

building things, these things by hand,

00:37:50.608 —> 00:37:52.250

custom one at a time.

00:37:52.789 —> 00:37:53.271

That’s like

00:37:54.331 —> 00:37:55.213

That’s like the way,

00:37:55.452 —> 00:37:57.195

like nothing’s done like that since the

00:37:57.355 —> 00:37:58.456

industrial revolution.

00:37:59.456 —> 00:37:59.637

You know,

00:37:59.657 —> 00:38:01.179

and if any other modern products were done

00:38:01.199 —> 00:38:02.601

like that, there’d be problems with it,

00:38:02.641 —> 00:38:04.663

just like there’s problems with housing.

00:38:05.143 —> 00:38:08.527

So I think, you know, if we can...

00:38:09.547 —> 00:38:11.369

transition that in the factory and and

00:38:11.449 —> 00:38:14.711

skip all that um it’s just a really

00:38:14.751 —> 00:38:17.074

big upside so like consider this like

00:38:17.494 —> 00:38:19.376

imagine you want to buy a car and

00:38:19.396 —> 00:38:20.577

instead of buying a car and it comes

00:38:20.597 —> 00:38:22.858

from a factory you buy a car and

00:38:22.878 —> 00:38:25.039

then some guys show up in your driveway

00:38:25.199 —> 00:38:28.782

with a bunch of hand tools and sheet

00:38:28.802 —> 00:38:30.925

metal and welding torches and just start

00:38:30.965 —> 00:38:33.365

building that thing and for the next like

00:38:34.206 —> 00:38:35.789

twelve months or just in your driveway

00:38:35.809 —> 00:38:36.369

building it.

00:38:37.170 —> 00:38:37.630

Obviously,

00:38:37.891 —> 00:38:39.353

the cost is going to be ridiculous.

00:38:39.414 —> 00:38:40.956

The quality is going to be poor.

00:38:41.315 —> 00:38:42.317

It’s going to be slow.

00:38:43.539 —> 00:38:45.141

And that sounds like ridiculous,

00:38:45.701 —> 00:38:47.643

but that’s not ridiculous for housing.

00:38:47.684 —> 00:38:48.925

That’s the way housing is done.

00:38:49.445 —> 00:38:52.146

So if we take that example and switch

00:38:52.186 —> 00:38:53.728

it into housing and say, all right, well,

00:38:53.748 —> 00:38:56.009

we’re taking everything out of the site

00:38:56.148 —> 00:38:57.429

and we’re putting it in a factory where

00:38:57.449 —> 00:38:58.809

it’s efficient and we’re solving the

00:38:58.849 —> 00:39:00.630

problems that make it possible that have

00:39:00.650 —> 00:39:01.972

made it not possible to do it in

00:39:01.992 —> 00:39:03.032

the factory in the past.

00:39:03.552 —> 00:39:04.572

I think we’re going to come out really

00:39:04.612 —> 00:39:05.032

far ahead.

00:39:06.317 —> 00:39:07.998

Yeah, that’s funny that you say that.

00:39:08.057 —> 00:39:08.838

That’s for sure.

00:39:08.898 —> 00:39:10.458

And what do you think the biggest

00:39:10.498 —> 00:39:12.820

misconception people have about Boxable?

00:39:12.840 —> 00:39:15.161

Like we were talking about modular homes.

00:39:15.201 —> 00:39:15.780

People, I guess,

00:39:15.800 —> 00:39:17.501

have that idea of a trailer park.

00:39:17.521 —> 00:39:19.101

Is that what people think when they look

00:39:19.121 —> 00:39:19.382

at these?

00:39:19.402 —> 00:39:21.782

Because look at the website, Boxable.com,

00:39:21.822 —> 00:39:22.103

guys.

00:39:22.163 —> 00:39:23.704

I mean, these things are awesome.

00:39:23.724 —> 00:39:25.065

You’re going to want one in your backyard.

00:39:25.105 —> 00:39:25.704

I’m not kidding.

00:39:26.655 —> 00:39:27.416

Yeah,

00:39:27.456 —> 00:39:29.018

we haven’t had too many problems with the

00:39:29.039 —> 00:39:30.922

trailer park misconception.

00:39:31.463 —> 00:39:35.628

I think that’s not our product.

00:39:35.648 —> 00:39:37.070

That’s not what we’re doing.

00:39:38.371 —> 00:39:41.135

I think one thing is a lot of

00:39:41.155 —> 00:39:42.737

people say, oh, they’re not really...

00:39:43.498 —> 00:39:44.320

building houses.

00:39:45.239 —> 00:39:46.061

But like I said before,

00:39:46.081 —> 00:39:47.061

you can go to our website,

00:39:47.201 —> 00:39:48.822

oxbowl.com slash projects,

00:39:49.202 —> 00:39:50.083

and you can see, you know,

00:39:50.103 —> 00:39:52.125

these houses being deployed all around the

00:39:52.164 —> 00:39:52.565

country.

00:39:53.144 —> 00:39:54.465

And then additionally, you know,

00:39:54.485 —> 00:39:57.427

we launched with this Casita tiny house

00:39:58.088 —> 00:39:58.628

product.

00:39:58.809 —> 00:40:00.090

You know, it’s not super tiny.

00:40:00.130 —> 00:40:02.331

It’s roughly three hundred sixty square

00:40:02.351 —> 00:40:05.393

feet, ships with a kitchen, bathroom,

00:40:06.934 —> 00:40:09.476

electrical, plumbing, flooring window,

00:40:09.516 —> 00:40:10.958

everything done in the factory,

00:40:10.998 —> 00:40:11.717

ships to site,

00:40:11.757 —> 00:40:13.440

sets up in just a day.

00:40:14.460 —> 00:40:15.922

And that’s how we started the company,

00:40:16.181 —> 00:40:17.202

but that’s not the vision.

00:40:17.242 —> 00:40:19.423

The vision is a system of room modules

00:40:19.905 —> 00:40:22.266

that stacks and connects to build a whole

00:40:22.306 —> 00:40:23.987

range of different types of houses.

00:40:24.047 —> 00:40:25.009

So, you know,

00:40:25.068 —> 00:40:26.090

and we have that ready now.

00:40:26.329 —> 00:40:28.251

There’s videos of that on our YouTube and

00:40:28.271 —> 00:40:29.612

on our website.

00:40:29.632 —> 00:40:30.934

If you go to the developer page,

00:40:31.173 —> 00:40:32.394

you can see, you know,

00:40:32.414 —> 00:40:33.375

right now we can build

00:40:34.115 —> 00:40:36.836

all the other types of houses so you

00:40:36.856 —> 00:40:38.637

know we are not you know a tiny

00:40:38.677 —> 00:40:41.719

house company uh we’re not a trailer park

00:40:41.878 —> 00:40:44.159

house company um you know we’re building

00:40:44.760 —> 00:40:48.641

regular uh residential apartment building

00:40:48.800 —> 00:40:51.822

single family type of houses that’s the

00:40:51.862 —> 00:40:54.382

vision for the company so yeah

00:40:55.306 —> 00:40:57.510

no they’re beautiful i mean i’m looking at

00:40:57.530 —> 00:40:59.432

the website and these things are gorgeous

00:40:59.492 —> 00:41:00.934

even that little small one how do you

00:41:00.994 —> 00:41:03.699

say casita is that what you said yeah

00:41:03.739 —> 00:41:05.842

the idea there was to start and target

00:41:05.882 —> 00:41:08.344

california because in california they’ve

00:41:08.425 —> 00:41:10.208

legalized putting a small house in the

00:41:10.248 —> 00:41:10.728

backyard

00:41:11.289 —> 00:41:12.690

Oh, well, actually really popular.

00:41:12.769 —> 00:41:14.351

They’ve got about twenty percent of new

00:41:14.371 —> 00:41:16.152

construction in California is actually

00:41:16.253 —> 00:41:17.193

backyard houses.

00:41:17.713 —> 00:41:18.594

So we thought, all right,

00:41:18.614 —> 00:41:19.994

that’s a good place to start.

00:41:20.054 —> 00:41:21.597

And we’ll start with this small product

00:41:21.637 —> 00:41:22.958

and get our foot in the door.

00:41:23.018 —> 00:41:23.958

And we did.

00:41:24.599 —> 00:41:25.860

And now we’re moving on to what we’re

00:41:25.880 —> 00:41:26.860

calling phase two,

00:41:26.900 —> 00:41:28.902

which is the rest of the building system,

00:41:29.141 —> 00:41:30.922

the different size rooms that connect

00:41:30.943 —> 00:41:33.164

together like Legos to build most

00:41:33.184 —> 00:41:35.746

different other residential structures.

00:41:36.516 —> 00:41:37.817

Yeah, no, when you just said Legos,

00:41:37.836 —> 00:41:39.217

I was picturing it like Legos,

00:41:39.237 —> 00:41:40.338

like you were talking about,

00:41:40.358 —> 00:41:42.121

like stacking them together and they

00:41:42.181 —> 00:41:42.961

stick, you know,

00:41:43.081 —> 00:41:44.483

and you have a whole community.

00:41:44.543 —> 00:41:45.844

It’s almost like building Legos.

00:41:45.903 —> 00:41:46.744

I have a five year old.

00:41:46.764 —> 00:41:48.065

He’s way in the Legos now.

00:41:48.126 —> 00:41:49.686

So we play with like I was literally

00:41:49.746 —> 00:41:51.409

picturing that like when you were saying

00:41:51.429 —> 00:41:51.728

that stack.

00:41:52.528 —> 00:41:53.429

you just said Legos.

00:41:53.469 —> 00:41:55.190

But yeah, it’s kind of that concept.

00:41:55.210 —> 00:41:56.291

But with houses, it’s like,

00:41:56.612 —> 00:41:57.351

it’s really cool.

00:41:57.371 —> 00:41:58.592

Like who doesn’t love Legos?

00:41:58.972 —> 00:42:01.353

And you’re making it with houses for sure.

00:42:02.934 —> 00:42:05.596

If you had like unlimited capital and then

00:42:05.635 —> 00:42:07.637

like there was zero regulations going on,

00:42:07.657 —> 00:42:09.177

what do you think Boxable would look like

00:42:09.197 —> 00:42:09.577

in ten years?

00:42:09.597 —> 00:42:10.938

Do you think everybody would want one of

00:42:10.958 —> 00:42:11.159

these?

00:42:11.318 —> 00:42:12.119

I kind of think so.

00:42:12.519 —> 00:42:14.981

I honestly do.

00:42:15.041 —> 00:42:18.163

Yeah, we would be, you know,

00:42:19.385 —> 00:42:20.387

really scaled up,

00:42:20.829 —> 00:42:22.634

we’d be doing our own communities.

00:42:23.576 —> 00:42:26.922

I think people would have no problem

00:42:29.280 —> 00:42:32.041

seeing what we’re doing and seeing the

00:42:32.081 —> 00:42:32.902

scale of this thing.

00:42:33.443 —> 00:42:35.045

And I think we’ll get there.

00:42:35.125 —> 00:42:37.847

We’ve done well with capital raising so

00:42:37.867 —> 00:42:38.067

far.

00:42:38.106 —> 00:42:39.327

I hope we continue to,

00:42:40.108 —> 00:42:41.289

and I hope we can keep going big

00:42:42.150 —> 00:42:44.751

because we definitely started big out the

00:42:44.771 —> 00:42:46.532

gate and that’s the vision here.

00:42:47.233 —> 00:42:48.655

We have to go really big for this

00:42:48.695 —> 00:42:50.056

to work the way I want it to.

00:42:51.621 —> 00:42:53.262

Yeah, and like you were saying,

00:42:53.463 —> 00:42:56.806

California has backyard housing as legal

00:42:56.827 —> 00:42:57.067

there.

00:42:57.086 —> 00:42:57.807

That’s pretty wild.

00:42:57.887 —> 00:42:58.909

Now I’m in New Jersey.

00:42:59.188 —> 00:43:01.711

Is there any states that Boxable is not

00:43:01.771 —> 00:43:02.293

legal in,

00:43:02.353 —> 00:43:04.394

or you can have one in any state?

00:43:05.637 —> 00:43:07.438

So we have right now, let’s say...

00:43:08.987 —> 00:43:09.427

I don’t know,

00:43:09.467 —> 00:43:12.690

roughly twenty states that we can sell

00:43:12.710 —> 00:43:13.090

into.

00:43:13.510 —> 00:43:14.851

And, you know,

00:43:14.871 —> 00:43:16.092

we have to go state by state and

00:43:16.112 —> 00:43:16.771

get the approval.

00:43:16.831 —> 00:43:19.514

So we’re just picking where we think the

00:43:19.534 —> 00:43:20.373

big markets are.

00:43:20.954 —> 00:43:21.375

For example,

00:43:21.394 —> 00:43:23.596

we just got Texas like last week.

00:43:24.137 —> 00:43:24.416

Oh, no.

00:43:24.476 —> 00:43:26.438

So like California, Texas, New York,

00:43:26.478 —> 00:43:28.059

like that’s a really big chunk of the

00:43:28.079 —> 00:43:28.699

population.

00:43:28.798 —> 00:43:31.380

So we didn’t want to go too crazy

00:43:31.420 —> 00:43:34.762

trying to get every, you know,

00:43:34.802 —> 00:43:36.963

the whole country right away and just

00:43:36.983 —> 00:43:38.684

focus our resources and our energy.

00:43:40.635 —> 00:43:41.556

California is big enough.

00:43:41.576 —> 00:43:42.496

You know, we can do,

00:43:42.536 —> 00:43:43.918

we can have a huge business just in

00:43:43.938 —> 00:43:45.298

California, a massive business.

00:43:46.139 —> 00:43:47.221

And also, you know,

00:43:47.240 —> 00:43:48.461

we need to go where we can go

00:43:48.501 —> 00:43:49.902

where the housing’s more expensive,

00:43:50.443 —> 00:43:50.663

you know?

00:43:50.684 —> 00:43:52.144

So like in my, in my pitch deck,

00:43:52.184 —> 00:43:54.567

we have the national average housing costs

00:43:54.646 —> 00:43:56.688

and then our costs and, you know,

00:43:56.967 —> 00:43:58.228

but we don’t even actually care about the

00:43:58.248 —> 00:44:00.590

national average cause you know, we don’t,

00:44:00.630 —> 00:44:02.552

we don’t need to worry about selling into

00:44:02.612 —> 00:44:04.273

West Virginia where housing is cheapest.

00:44:05.275 —> 00:44:06.295

We’re going to go to the high price

00:44:06.376 —> 00:44:07.135

markets first.

00:44:07.215 —> 00:44:08.958

So the situation is even better for us.

00:44:09.746 —> 00:44:10.007

Yeah.

00:44:10.047 —> 00:44:11.969

And like you were saying, California,

00:44:12.028 —> 00:44:14.030

New York and like the major markets,

00:44:14.409 —> 00:44:15.971

the smaller markets are just going to

00:44:15.990 —> 00:44:16.672

adapt to it.

00:44:16.692 —> 00:44:17.652

They’re going to want it.

00:44:17.711 —> 00:44:19.574

It’s like that almost with everything I

00:44:19.614 —> 00:44:20.114

feel like.

00:44:20.153 —> 00:44:21.875

So you hit the major markets.

00:44:21.894 —> 00:44:22.356

And like you said,

00:44:22.396 —> 00:44:24.657

if California has backyard housing legal,

00:44:24.996 —> 00:44:26.739

I can only imagine how many you sell

00:44:26.759 —> 00:44:28.780

because that must be huge right there just

00:44:28.820 —> 00:44:29.900

in California alone.

00:44:30.833 —> 00:44:30.974

Yeah,

00:44:31.014 —> 00:44:32.315

I think they did like about twenty

00:44:32.355 —> 00:44:33.295

thousand last year.

00:44:34.195 —> 00:44:36.536

So we’re we’re we’re pushing forward on

00:44:36.556 —> 00:44:37.757

that heavily right now.

00:44:37.996 —> 00:44:40.197

We’re wrapping up our our sales force.

00:44:40.237 —> 00:44:43.018

We’re dialing in our online sales process.

00:44:43.719 —> 00:44:45.739

We’re aggressively going after building up

00:44:45.760 —> 00:44:48.481

that ADU accessory dwelling unit backyard

00:44:48.521 —> 00:44:50.481

housing business in California.

00:44:51.639 —> 00:44:53.159

And I can see it being popular in

00:44:53.199 —> 00:44:53.940

California.

00:44:53.960 —> 00:44:56.302

And I could see like other states actually

00:44:56.342 —> 00:44:58.384

contacting you guys and saying, hey,

00:44:58.403 —> 00:44:58.764

you know,

00:44:59.264 —> 00:45:01.586

can we get this into our state because

00:45:01.626 —> 00:45:03.128

it’s actually affordable housing?

00:45:03.208 —> 00:45:04.128

And it’s really nice.

00:45:04.188 —> 00:45:05.670

I mean, look at these models, guys.

00:45:05.690 —> 00:45:06.451

They’re beautiful.

00:45:06.871 —> 00:45:07.911

And like you said, I mean,

00:45:07.931 —> 00:45:09.152

it’s obviously affordable.

00:45:09.172 —> 00:45:10.393

You’re cutting out a lot of costs.

00:45:10.414 —> 00:45:11.213

Let’s put it that way.

00:45:11.233 —> 00:45:13.056

Yeah, they certainly are.

00:45:13.076 —> 00:45:14.516

We just had a visit from a state.

00:45:16.262 —> 00:45:19.045

This week, actually, you know,

00:45:19.164 —> 00:45:20.846

and that’s happened a few times where they

00:45:20.865 —> 00:45:22.266

see what we’re doing and they have some

00:45:22.847 —> 00:45:23.987

big housing issue they’re trying to

00:45:24.027 —> 00:45:24.329

address.

00:45:24.349 —> 00:45:25.969

So we’ll see how we can partner with

00:45:25.989 —> 00:45:26.670

them in the future.

00:45:26.690 —> 00:45:28.512

And honestly, like I said,

00:45:28.592 —> 00:45:30.813

I live in New Jersey near an area

00:45:30.833 —> 00:45:33.454

and I could see this working so perfect

00:45:33.494 —> 00:45:34.255

in this area.

00:45:34.275 —> 00:45:35.496

It’s a low income area,

00:45:35.536 —> 00:45:36.396

but it’s not that.

00:45:36.737 —> 00:45:38.197

It’s just they have a lot of housing

00:45:38.277 —> 00:45:40.139

issues and this they have Rohan.

00:45:40.199 —> 00:45:40.400

I mean,

00:45:40.480 —> 00:45:42.260

this would be perfect for that area.

00:45:42.561 —> 00:45:44.041

As soon as I saw it online,

00:45:44.121 —> 00:45:44.862

I thought about it.

00:45:45.143 —> 00:45:46.523

And I have a buddy that does all

00:45:46.563 —> 00:45:48.503

the construction over there.

00:45:48.523 —> 00:45:50.184

It’s kind of funny and the demolition.

00:45:50.224 —> 00:45:51.525

But yeah, I was thinking about it.

00:45:51.605 —> 00:45:52.144

I was like, wow,

00:45:52.164 —> 00:45:54.045

this is crazy because this would work

00:45:54.085 —> 00:45:55.206

better than what they’re doing,

00:45:55.226 —> 00:45:56.146

to be honest with you.

00:45:56.186 —> 00:45:57.467

But hey, what do I know?

00:45:57.726 —> 00:46:01.748

But what’s some people that like kind of

00:46:01.807 —> 00:46:02.327

inspire you?

00:46:02.407 —> 00:46:04.309

I guess like an Elon Musk or something

00:46:04.369 —> 00:46:06.068

or other innovators.

00:46:06.409 —> 00:46:08.349

Who else inspired you early on?

00:46:08.369 —> 00:46:10.471

Because you definitely have a mindset and

00:46:10.490 —> 00:46:11.391

you’re an entrepreneur.

00:46:11.431 —> 00:46:12.951

You can just tell by what you’ve done

00:46:12.990 —> 00:46:14.391

in your past and just the way you...

00:46:14.952 —> 00:46:17.692

think about things oh yeah we we love

00:46:17.711 —> 00:46:19.313

that guy i mean he’s uh uh you

00:46:21.233 —> 00:46:24.114

know certainly you know being being

00:46:24.134 —> 00:46:26.813

helpful to us throughout this process um

00:46:26.853 —> 00:46:29.534

we did actually sell uh the first house

00:46:29.715 —> 00:46:31.735

ever to him uh and it ended up

00:46:31.775 —> 00:46:36.536

getting installed in uh spacex texas and

00:46:36.556 —> 00:46:39.215

he talked about it in an interview um

00:46:39.755 —> 00:46:42.677

and uh and i think we filed uh

00:46:42.797 —> 00:46:43.077

one of our

00:46:43.777 —> 00:46:45.498

purchase orders with Tesla,

00:46:45.518 —> 00:46:46.918

our contract with them,

00:46:48.398 —> 00:46:51.460

and then promotion surrounding anything

00:46:52.121 —> 00:46:53.481

related to him is great.

00:46:53.521 —> 00:46:54.342

We welcome that.

00:46:55.782 —> 00:46:58.083

Even if you look at Tesla,

00:46:59.103 —> 00:46:59.963

like early days,

00:47:00.864 —> 00:47:03.746

just starting out with this big

00:47:03.885 —> 00:47:05.206

manufacturing facility,

00:47:06.166 —> 00:47:07.648

very capital intensive,

00:47:07.847 —> 00:47:08.827

innovative product.

00:47:10.188 —> 00:47:12.829

kind of the same trajectory, hopefully,

00:47:12.849 —> 00:47:14.170

that they were on,

00:47:14.230 —> 00:47:17.469

I think is kind of relevant to us.

00:47:18.570 —> 00:47:19.710

Although, you know,

00:47:20.630 —> 00:47:22.831

they took something that already was

00:47:23.291 —> 00:47:25.851

factory built cars and they changed and

00:47:25.871 —> 00:47:26.512

they made it better.

00:47:27.291 —> 00:47:28.791

But we get an even an extra step

00:47:28.811 —> 00:47:30.413

beyond that by bringing something that’s

00:47:30.472 —> 00:47:33.032

not even factory built into the factory.

00:47:33.213 —> 00:47:34.052

And then on top of that,

00:47:34.092 —> 00:47:35.594

all these other innovations to make the

00:47:35.634 —> 00:47:36.974

product better.

00:47:38.434 —> 00:47:40.097

So I think that’s a cool comparison.

00:47:40.878 —> 00:47:41.099

Yeah,

00:47:41.119 —> 00:47:43.603

you think Boxable could eventually become

00:47:43.643 —> 00:47:45.105

like the Tesla of housing?

00:47:46.708 —> 00:47:47.489

Certainly hope so.

00:47:47.688 —> 00:47:47.949

That’s...

00:47:50.235 —> 00:47:51.757

be great yeah i could honestly see this

00:47:51.797 —> 00:47:54.338

happening i mean uh it’s quite amazing i’m

00:47:54.378 —> 00:47:57.960

not gonna lie and uh galliano you got

00:47:58.001 —> 00:48:00.141

an amazing concept here in business i

00:48:00.202 —> 00:48:02.103

really like it a lot i really appreciate

00:48:02.123 —> 00:48:04.824

you hopping on here and uh obviously the

00:48:04.905 —> 00:48:07.146

website is boxable.com guys it’s

00:48:07.327 —> 00:48:11.068

boxabl.com if you don’t know it and we’re

00:48:11.128 —> 00:48:14.050

talking about the the stock ticker is fgmc

00:48:14.110 —> 00:48:16.213

right now it’s a spac merger and it’s

00:48:16.233 —> 00:48:17.773

going to become bxbl

00:48:18.454 —> 00:48:20.675

um you said june ninth or seventh i

00:48:20.695 —> 00:48:22.356

forget the date you said shareholder vote

00:48:22.416 —> 00:48:24.516

is june ninth june ninth okay so june

00:48:24.556 —> 00:48:26.257

nine shareholder vote to see if it’s going

00:48:26.277 —> 00:48:29.199

to become bxbl and yeah just an incredible

00:48:29.239 —> 00:48:30.719

company guys you got to go check this

00:48:30.860 —> 00:48:32.840

out hey guys are on x at uh

00:48:32.900 —> 00:48:35.181

boxable as well anything else you want to

00:48:35.282 —> 00:48:36.882

uh leave us with that we didn’t cover

00:48:37.061 —> 00:48:37.623

um today

00:48:38.322 —> 00:48:38.483

No,

00:48:38.523 —> 00:48:40.427

we welcome anyone to come visit our

00:48:40.467 —> 00:48:41.550

factory in Las Vegas.

00:48:41.570 —> 00:48:42.672

We’ll give you the full tour.

00:48:43.012 —> 00:48:45.036

Please check out our videos on YouTube,

00:48:45.177 —> 00:48:45.878

Instagram.

00:48:46.619 —> 00:48:48.543

Head over to the website and reach out

00:48:48.583 —> 00:48:49.744

if anyone has any questions.

00:48:50.443 —> 00:48:50.903

Yeah, no,

00:48:50.923 —> 00:48:52.545

I really appreciate you taking time out

00:48:52.585 —> 00:48:54.164

and joining us today and telling us all

00:48:54.206 —> 00:48:56.666

about Boxable because I am fascinated by

00:48:56.686 —> 00:48:56.726

it.

00:48:56.746 —> 00:48:57.606

When I looked at it, I was like,

00:48:57.626 —> 00:48:58.487

wow, I could see this.

00:48:58.527 —> 00:48:59.166

Like I said,

00:48:59.226 —> 00:49:01.327

immediately my mind jumped to an area in

00:49:01.347 —> 00:49:01.869

New Jersey.

00:49:01.909 —> 00:49:03.108

So if you want, I’ll talk to you.

00:49:03.128 —> 00:49:04.289

Maybe we can get you over there.

00:49:04.710 —> 00:49:06.349

And I could honestly,

00:49:06.449 —> 00:49:08.170

it would work out way better than what

00:49:08.190 —> 00:49:08.670

they’re doing.

00:49:08.731 —> 00:49:10.032

And I know what they do over there.

00:49:10.092 —> 00:49:11.771

I actually was an inspector for twenty

00:49:11.791 —> 00:49:13.012

years, over two decades.

00:49:13.052 —> 00:49:14.873

I was a fire inspector and housing

00:49:14.914 —> 00:49:15.454

inspector.

00:49:15.793 —> 00:49:17.576

So I worked with the city over there.

00:49:17.675 —> 00:49:18.596

I know what they’re doing.

00:49:18.896 —> 00:49:20.898

And, yeah, immediately I was just like,

00:49:21.219 —> 00:49:22.780

why aren’t they doing this over there?

00:49:22.800 —> 00:49:24.380

This makes way more sense than what

00:49:24.400 —> 00:49:25.242

they’re trying to do.

00:49:25.561 —> 00:49:26.882

And they’re just blowing through money

00:49:26.902 —> 00:49:27.903

left and right.

00:49:27.943 —> 00:49:28.563

It’s crazy.

00:49:28.583 —> 00:49:29.925

So, yeah, I don’t know.

00:49:30.045 —> 00:49:31.166

I may have to talk to you soon

00:49:31.206 —> 00:49:32.628

about that because I’m telling you,

00:49:32.668 —> 00:49:34.289

I think that’s the best opportunity I

00:49:34.309 —> 00:49:34.989

would ever have,

00:49:35.030 —> 00:49:36.431

to be completely honest with you.

00:49:36.490 —> 00:49:37.851

And, guys, like I said, check it out,

00:49:37.911 —> 00:49:38.893

Boxable.com.

00:49:39.273 —> 00:49:40.853

i almost if i if these things were

00:49:40.893 —> 00:49:42.434

legal in new jersey i have no idea

00:49:42.494 —> 00:49:44.096

you probably don’t send them here yet i’d

00:49:44.155 —> 00:49:45.976

want one in my backyard honestly this

00:49:46.016 —> 00:49:47.958

thing’s awesome it’s like a little hangout

00:49:47.978 —> 00:49:49.818

back there you can have like anything back

00:49:49.998 —> 00:49:51.478

i mean check these things out they are

00:49:51.539 —> 00:49:53.940

so cool these houses and uh and yeah

00:49:53.960 —> 00:49:55.561

it was great talking to you i really

00:49:55.581 —> 00:49:57.882

appreciate all that insight there and make

00:49:57.922 —> 00:49:59.983

sure you uh keep us up to date

00:50:00.023 —> 00:50:01.965

on what’s going on with the company please

00:50:01.985 —> 00:50:04.005

appreciate it thank you for your time

00:50:04.556 —> 00:50:05.300

Yeah, thank you.

00:50:05.340 —> 00:50:06.987

And everybody, check out Boxable.

00:50:07.027 —> 00:50:08.032

Thanks for tuning in,

00:50:08.152 —> 00:50:09.778

and we will see you next time.

Interview #2 (AMA #121)

WEBVTT

00:00:02.998 —> 00:00:04.519

Good morning, everyone here.

00:00:04.698 —> 00:00:06.559

Thank you for coming to AMA number one

00:00:06.578 —> 00:00:09.439

twenty one with BoxBowl founder and CEO

00:00:09.980 —> 00:00:11.121

Galeano Taramani.

00:00:11.801 —> 00:00:14.221

The current ticker for the stock is FGMC.

00:00:14.641 —> 00:00:15.303

And as you know,

00:00:15.563 —> 00:00:17.884

that will de-SPAC and with a ticker of

00:00:17.923 —> 00:00:20.123

BXBL in the near future,

00:00:20.143 —> 00:00:21.065

in the next few weeks.

00:00:21.445 —> 00:00:22.024

Thank you, everyone.

00:00:22.065 —> 00:00:24.686

That’s coming from Reddit, our SPACs,

00:00:24.905 —> 00:00:25.606

StockTwits,

00:00:26.446 —> 00:00:29.448

the Discord servers and everywhere else.

00:00:29.487 —> 00:00:30.647

So thank you so much, everyone.

00:00:30.707 —> 00:00:31.669

And welcome, Galeano.

00:00:31.708 —> 00:00:32.228

How are you doing?

00:00:33.207 —> 00:00:34.390

Hey, thank you so much for having me.

00:00:34.429 —> 00:00:35.070

I’m doing great.

00:00:35.530 —> 00:00:36.313

And like you said,

00:00:36.332 —> 00:00:38.155

my company is Boxable and we are building

00:00:38.195 —> 00:00:39.237

houses in a factory.

00:00:40.378 —> 00:00:42.100

Yeah, it’s very impressive.

00:00:42.479 —> 00:00:42.719

You know,

00:00:42.820 —> 00:00:47.862

before we get into the company details and

00:00:47.902 —> 00:00:49.061

everyone, as you’re aware, you know,

00:00:49.082 —> 00:00:50.283

we have over forty sponsors,

00:00:50.423 —> 00:00:52.404

Boxable being one of them and do your

00:00:52.463 —> 00:00:53.323

own due diligence.

00:00:53.404 —> 00:00:55.664

But the firms and companies we bring are

00:00:55.704 —> 00:00:58.305

the ones that have interest and a lot

00:00:58.345 —> 00:00:59.545

of people want to know more about.

00:01:00.447 —> 00:01:02.447

So tell us a little bit about yourself

00:01:02.466 —> 00:01:03.768

a little bit more like.

00:01:04.567 —> 00:01:05.947

We want to know how you got to

00:01:05.987 —> 00:01:08.409

where you are today and what gave you

00:01:08.429 —> 00:01:10.209

the idea to start even this company.

00:01:10.569 —> 00:01:12.409

How did that happen?

00:01:12.709 —> 00:01:13.090

Yeah, you know,

00:01:13.109 —> 00:01:15.411

I’ve been an entrepreneur my whole life.

00:01:15.531 —> 00:01:17.570

I’ve always been able to, you know,

00:01:17.590 —> 00:01:19.992

find an angle, dig in, become obsessive,

00:01:20.572 —> 00:01:21.852

learn everything there is to know.

00:01:22.451 —> 00:01:25.453

And we started the company with myself,

00:01:25.753 —> 00:01:26.692

my father, Paolo,

00:01:26.733 —> 00:01:27.853

and another guy named Kyle.

00:01:28.313 —> 00:01:29.453

They’re both engineers,

00:01:29.513 —> 00:01:31.073

so they’re experts in like,

00:01:31.134 —> 00:01:31.954

solid modeling.

00:01:32.454 —> 00:01:32.954

Paolo’s

00:01:33.734 —> 00:01:34.674

uh, kind of an inventor.

00:01:34.715 —> 00:01:37.137

He’s created products before, for example,

00:01:37.456 —> 00:01:39.156

a toolbox that sells at home Depot.

00:01:39.197 —> 00:01:41.317

It’s done over a billion dollars in sales.

00:01:41.838 —> 00:01:44.959

And then, uh, Kyle has a background in,

00:01:45.319 —> 00:01:45.480

uh,

00:01:45.500 —> 00:01:46.881

construction business with his family

00:01:46.900 —> 00:01:47.361

business.

00:01:48.081 —> 00:01:48.802

Um,

00:01:48.822 —> 00:01:50.822

the last two big wins that I had

00:01:50.861 —> 00:01:54.504

was, uh, a Bitcoin business back in, uh,

00:01:54.543 —> 00:01:57.364

started that around and also a marijuana

00:01:57.405 —> 00:01:58.084

business as well.

00:01:58.105 —> 00:02:00.186

Okay.

00:02:00.846 —> 00:02:01.626

And, uh,

00:02:03.501 —> 00:02:04.903

From those experiences,

00:02:05.584 —> 00:02:07.364

jumping from a marijuana business to a

00:02:07.405 —> 00:02:08.186

housing business,

00:02:08.205 —> 00:02:09.646

that’s like a pretty big leap.

00:02:11.468 —> 00:02:13.110

Was there any other connections that you

00:02:13.150 —> 00:02:14.170

made during this time?

00:02:15.372 —> 00:02:15.793

Yeah,

00:02:15.812 —> 00:02:17.114

the marijuana business was actually

00:02:17.153 —> 00:02:17.854

manufacturing.

00:02:18.215 —> 00:02:21.377

So we set up a pretty advanced lab

00:02:21.396 —> 00:02:23.057

to process the waste product of the

00:02:23.098 —> 00:02:27.740

marijuana into oil for those various types

00:02:27.800 —> 00:02:29.661

of like marijuana oil products.

00:02:30.322 —> 00:02:31.983

So it was a similar thing where I

00:02:32.062 —> 00:02:35.485

started by seeing a need in the market,

00:02:35.504 —> 00:02:36.566

seeing something I thought I could do

00:02:36.605 —> 00:02:41.427

better, dialing in the engineering,

00:02:41.649 —> 00:02:42.068

the R&D,

00:02:43.381 —> 00:02:44.262

ramping that up,

00:02:44.382 —> 00:02:45.943

then having a lot of product and figuring

00:02:46.022 —> 00:02:47.304

out how to sell it.

00:02:47.544 —> 00:02:49.526

But the original idea for Boxable actually

00:02:49.566 —> 00:02:50.406

came from Paolo.

00:02:50.466 —> 00:02:54.068

He built a modular house in Connecticut

00:02:54.248 —> 00:02:56.790

and he experienced a lot of issues with

00:02:56.911 —> 00:02:58.412

modular house and building construction in

00:02:58.431 —> 00:03:00.272

general and thought there has to be a

00:03:00.312 —> 00:03:02.875

better way to do this and also wondered

00:03:02.935 —> 00:03:06.197

why factory-built housing hasn’t taken

00:03:06.257 —> 00:03:07.677

market share because right now about

00:03:07.739 —> 00:03:08.318

ninety percent of

00:03:08.618 —> 00:03:10.640

New houses are built just using

00:03:10.841 —> 00:03:12.141

traditional site construction.

00:03:12.162 —> 00:03:13.082

So they’re going out.

00:03:13.522 —> 00:03:15.104

Everyone’s driven by a job site that’s

00:03:15.163 —> 00:03:17.306

there for six, nine, twelve months.

00:03:17.645 —> 00:03:19.046

They’re going out with hand tools,

00:03:19.467 —> 00:03:22.650

with expensive skilled labor in the

00:03:22.669 —> 00:03:23.491

weather, in the heat,

00:03:23.531 —> 00:03:25.893

in the snow and building these things.

00:03:25.953 —> 00:03:28.534

And it’s really unlike the way we build

00:03:28.754 —> 00:03:30.116

anything else in the modern world.

00:03:30.195 —> 00:03:32.478

Everything is built in a factory on an

00:03:32.497 —> 00:03:34.520

assembly line using mass production.

00:03:35.199 —> 00:03:35.919

except housing.

00:03:36.120 —> 00:03:37.700

So there’s a bunch of reasons why that

00:03:37.721 —> 00:03:40.662

hasn’t transitioned into the factory.

00:03:41.182 —> 00:03:42.983

And we think we’ve solved those issues,

00:03:43.443 —> 00:03:45.003

and that we can do a really scaled

00:03:45.063 —> 00:03:46.844

up mass production like no one’s ever done

00:03:46.865 —> 00:03:47.264

before.

00:03:47.585 —> 00:03:48.985

And the result of that has to be

00:03:49.105 —> 00:03:50.947

the lowest cost housing solution ever

00:03:50.986 —> 00:03:51.366

created.

00:03:52.969 —> 00:03:53.711

That’s amazing.

00:03:53.830 —> 00:03:54.092

You know,

00:03:54.132 —> 00:03:56.153

it’s always like those life experiences,

00:03:56.313 —> 00:03:57.876

especially if you have a business-oriented

00:03:57.895 —> 00:03:59.498

mind and an engineering-oriented mind,

00:03:59.938 —> 00:04:01.760

you try and find solutions and providing

00:04:01.822 —> 00:04:02.241

value.

00:04:02.603 —> 00:04:03.883

So that’s very neat to see that in

00:04:03.903 —> 00:04:04.525

you as well.

00:04:05.165 —> 00:04:06.467

So you started Boxable.

00:04:06.508 —> 00:04:07.508

When did that happen?

00:04:07.549 —> 00:04:07.949

What year?

00:04:08.840 —> 00:04:10.621

So we started around twenty seventeen just

00:04:10.661 —> 00:04:13.822

with the idea and then twenty nineteen and

00:04:13.861 —> 00:04:15.962

twenty twenty we around there we brought

00:04:16.142 —> 00:04:17.963

prototypes to the builder show in Las

00:04:17.983 —> 00:04:21.504

Vegas and just kind of were dipping our

00:04:21.545 —> 00:04:24.526

toe in the water and ended up getting

00:04:24.567 —> 00:04:25.846

traction and people thought what we were

00:04:25.867 —> 00:04:26.487

doing was cool.

00:04:26.547 —> 00:04:28.127

So we kept pushing forward.

00:04:28.588 —> 00:04:30.408

We put several million dollars of our own

00:04:30.449 —> 00:04:32.230

money in to get the company up and

00:04:32.250 —> 00:04:32.529

running.

00:04:33.029 —> 00:04:34.550

And then eventually we ended up getting a

00:04:34.591 —> 00:04:35.632

military contract.

00:04:35.672 —> 00:04:36.973

So at that point,

00:04:36.992 —> 00:04:38.613

it was just me and a few guys

00:04:38.713 —> 00:04:40.334

in a garage with a few prototypes.

00:04:40.714 —> 00:04:44.358

We got a large military contract and took

00:04:44.398 —> 00:04:45.158

that, ran with it,

00:04:45.218 —> 00:04:46.899

leveraged it into a big factory,

00:04:47.439 —> 00:04:49.740

got millions of dollars in equipment,

00:04:49.821 —> 00:04:50.401

set that up,

00:04:50.442 —> 00:04:52.002

hired hundreds of people and turned on

00:04:52.023 —> 00:04:54.904

this huge manufacturing process using

00:04:54.944 —> 00:04:56.446

building materials and methods that were

00:04:56.466 —> 00:04:57.846

very different than the traditional way of

00:04:57.887 —> 00:04:58.487

doing things.

00:04:58.807 —> 00:05:00.548

But we managed to pull it off and

00:05:00.588 —> 00:05:00.908

deliver

00:05:03.490 —> 00:05:03.730

Actually,

00:05:03.750 —> 00:05:05.651

they went from Vegas to Florida and then

00:05:05.692 —> 00:05:08.595

on a boat to Cuba for Guantanamo Bay.

00:05:09.035 —> 00:05:11.978

And that was really a wild experience

00:05:11.997 —> 00:05:14.338

getting that up and running from nothing.

00:05:14.540 —> 00:05:16.221

And then things have been really exciting

00:05:16.261 —> 00:05:17.601

since then and continue to grow.

00:05:18.463 —> 00:05:20.303

How did you get a military contract so

00:05:20.343 —> 00:05:22.105

quickly from Idea,

00:05:22.346 —> 00:05:23.367

almost from your garage?

00:05:23.387 —> 00:05:23.567

Like,

00:05:24.208 —> 00:05:26.129

how did they even come across what you

00:05:26.149 —> 00:05:26.810

had to present?

00:05:28.240 —> 00:05:28.740

Yeah,

00:05:28.839 —> 00:05:30.281

it was pretty wild that that happened.

00:05:30.661 —> 00:05:33.884

And I think it all ties back into

00:05:33.944 —> 00:05:35.826

how we’ve leveraged marketing and social

00:05:35.865 —> 00:05:36.185

media.

00:05:36.625 —> 00:05:38.067

Because early on,

00:05:38.367 —> 00:05:39.369

I was trying to figure out how do

00:05:39.428 —> 00:05:40.949

I get interest in the product?

00:05:40.990 —> 00:05:42.130

How do I find customers?

00:05:42.790 —> 00:05:45.713

And I started trying social media.

00:05:45.812 —> 00:05:49.096

So getting in front of people who had

00:05:49.136 —> 00:05:49.937

relevant channels,

00:05:49.997 —> 00:05:51.877

like one of the first things we did

00:05:51.918 —> 00:05:53.740

was this girl on YouTube had a channel

00:05:53.759 —> 00:05:54.000

about

00:05:54.500 —> 00:05:56.440

housing and i did a video with her

00:05:56.461 —> 00:05:58.442

and i instantly saw results you know web

00:05:58.482 —> 00:06:00.382

traffic inquiries up so i kept running

00:06:00.401 —> 00:06:02.843

with that and we leveraged it to get

00:06:03.084 —> 00:06:05.163

you know huge huge following so now we

00:06:05.204 —> 00:06:08.805

have probably done a billion views online

00:06:09.406 —> 00:06:11.307

use that to raise capital for the company

00:06:11.367 —> 00:06:13.827

to find employees to find customers we

00:06:13.867 —> 00:06:15.309

ended up with hundreds of thousands of

00:06:15.488 —> 00:06:17.108

customer inquiries as a result of that

00:06:17.149 —> 00:06:19.649

marketing too and we hope that will also

00:06:21.810 —> 00:06:23.653

serve us well as a public company,

00:06:23.673 —> 00:06:25.733

but just without awareness.

00:06:25.754 —> 00:06:26.415

That’s amazing.

00:06:27.696 —> 00:06:30.096

We read about your crowdfunding campaign

00:06:30.437 —> 00:06:32.939

and how spectacularly successful it was.

00:06:33.420 —> 00:06:34.180

Can you tell us,

00:06:34.480 —> 00:06:36.302

was it mostly through Facebook and

00:06:36.362 —> 00:06:36.862

YouTube?

00:06:37.201 —> 00:06:38.002

How did you do this?

00:06:39.487 —> 00:06:42.048

So we ended up getting over seventy

00:06:42.069 —> 00:06:45.069

thousand investors investing two hundred

00:06:45.089 —> 00:06:47.389

thirty million plus dollars into the

00:06:47.430 —> 00:06:47.870

company.

00:06:48.511 —> 00:06:49.870

And so that was really exciting,

00:06:49.911 —> 00:06:51.851

just having so many people see what we’re

00:06:51.891 —> 00:06:53.992

doing and get interested in it to the

00:06:54.031 —> 00:06:56.392

point where they wanted to get involved.

00:06:56.992 —> 00:06:58.574

And I guess, you know,

00:06:58.733 —> 00:07:01.915

I figured out that in order to get

00:07:02.535 —> 00:07:03.014

views.

00:07:03.536 —> 00:07:04.855

We had to put out good content that

00:07:04.875 —> 00:07:06.396

would catch someone’s eye within the first

00:07:06.516 —> 00:07:08.057

few seconds of the video and stop them

00:07:08.077 —> 00:07:08.677

from scrolling.

00:07:09.059 —> 00:07:10.218

I think that’s what it’s all about with

00:07:10.238 —> 00:07:10.839

social media.

00:07:11.360 —> 00:07:12.880

Stop someone from scrolling for a couple

00:07:12.901 —> 00:07:14.742

of seconds and then the algorithm feeds it

00:07:14.762 —> 00:07:15.422

to more people.

00:07:15.901 —> 00:07:16.942

So I just ran with that.

00:07:17.403 —> 00:07:18.644

I tried to get in front of other

00:07:18.663 —> 00:07:19.764

people’s audiences.

00:07:20.324 —> 00:07:23.766

We did a really kind of hardcore marketing

00:07:23.987 —> 00:07:24.307

funnel

00:07:24.906 —> 00:07:27.788

with you know retargeting sms email

00:07:27.827 —> 00:07:30.569

campaign and just got really good at

00:07:30.588 —> 00:07:32.829

spreading the word so it’s cool because we

00:07:32.850 —> 00:07:35.069

can turn that on anytime we want so

00:07:35.531 —> 00:07:37.250

when we’re ready to sell something when

00:07:37.271 —> 00:07:38.791

we’re ready to promote a new product when

00:07:38.812 —> 00:07:40.132

we’re ready to get a certain type of

00:07:40.151 —> 00:07:42.892

customer i can just get really dialed in

00:07:43.173 —> 00:07:45.173

on the marketing and reach the audience we

00:07:45.194 —> 00:07:45.634

want to reach

00:07:46.574 —> 00:07:47.254

That’s amazing.

00:07:47.754 —> 00:07:50.875

And then a lot of these initial investors

00:07:51.074 —> 00:07:53.336

are continuing to be unboxable.

00:07:54.156 —> 00:07:55.617

That’s going to definitely help in this

00:07:55.677 —> 00:07:56.677

fact transaction.

00:07:57.076 —> 00:07:57.257

Now,

00:07:57.336 —> 00:07:59.077

just turning in direction to the

00:07:59.117 —> 00:08:00.577

engineering aspect of these homes,

00:08:01.057 —> 00:08:02.678

you said they’re made in factories in a

00:08:02.718 —> 00:08:03.778

car style format.

00:08:04.098 —> 00:08:07.163

Can you tell us from scratch how that

00:08:07.202 —> 00:08:07.723

actually works?

00:08:09.345 —> 00:08:11.226

Is there like a moving conveyor belt

00:08:12.168 —> 00:08:14.370

through the factory floor that moves a

00:08:14.511 —> 00:08:17.014

unit that gets different components added

00:08:17.654 —> 00:08:19.396

by different people who are specialized?

00:08:20.517 —> 00:08:21.660

How does that work actually?

00:08:22.492 —> 00:08:22.891

Yeah,

00:08:22.911 —> 00:08:25.413

I think assembly line mass production is

00:08:25.452 —> 00:08:27.434

critically important to what we’re doing.

00:08:28.053 —> 00:08:32.215

We see all other modern products are built

00:08:32.335 —> 00:08:33.796

in a factory except for housing.

00:08:33.875 —> 00:08:35.797

And it’s this huge product categories,

00:08:35.817 —> 00:08:37.797

like trillion dollars that’s still being

00:08:37.836 —> 00:08:39.738

built by skilled craftsmen.

00:08:40.158 —> 00:08:41.958

So I always compare it to automobile

00:08:41.979 —> 00:08:42.639

manufacturing.

00:08:43.119 —> 00:08:46.799

If you look at a Ford factory or

00:08:46.820 —> 00:08:49.240

a Tesla factory, it’s absolutely amazing,

00:08:49.421 —> 00:08:50.902

massive long assembly line,

00:08:51.822 —> 00:08:53.363

automation, robotics,

00:08:53.683 —> 00:08:55.705

and they’re pushing cars out of those

00:08:55.725 —> 00:08:58.647

factories at the rate of every one minute

00:08:58.706 —> 00:08:59.207

or less.

00:08:59.368 —> 00:09:00.989

So most car factories are putting out a

00:09:01.048 —> 00:09:02.509

car every one minute or less.

00:09:03.030 —> 00:09:04.231

And so, you know,

00:09:04.392 —> 00:09:05.952

we think it’s a no brainer that houses

00:09:05.972 —> 00:09:07.134

should be built like that.

00:09:07.734 —> 00:09:07.953

And

00:09:09.092 —> 00:09:11.475

The way it works in our factory is

00:09:11.514 —> 00:09:14.236

we have an assembly line, the cars,

00:09:14.356 —> 00:09:18.921

the houses are basically on a track and

00:09:18.941 —> 00:09:20.322

they get pushed through the factory.

00:09:20.721 —> 00:09:23.144

And then each station does a specific job.

00:09:24.144 —> 00:09:25.985

And really with a factory,

00:09:26.265 —> 00:09:27.748

the bigger the assembly line you have,

00:09:27.827 —> 00:09:29.288

and the more you break up those jobs

00:09:29.349 —> 00:09:30.789

into smaller jobs,

00:09:31.190 —> 00:09:32.211

the more efficient it gets.

00:09:32.331 —> 00:09:34.052

And you can remove a tremendous amount of

00:09:34.072 —> 00:09:34.893

labor like that.

00:09:35.274 —> 00:09:36.514

So we’re basically producing these

00:09:36.554 —> 00:09:38.076

standardized room modules

00:09:38.556 —> 00:09:39.797

mass producing them in our factory,

00:09:39.836 —> 00:09:42.839

we can produce a house about every one

00:09:42.879 —> 00:09:43.559

hour right now.

00:09:44.159 —> 00:09:46.381

And already we’re seeing that we’re coming

00:09:46.501 —> 00:09:49.583

out way ahead on price and quality and

00:09:49.624 —> 00:09:50.063

speed.

00:09:50.684 —> 00:09:52.865

And we’ll continue to develop that and

00:09:52.905 —> 00:09:53.407

grow that.

00:09:53.907 —> 00:09:56.969

And I think another good way to explain

00:09:57.028 —> 00:09:58.971

it is imagine that you ordered a car.

00:09:59.750 —> 00:10:00.871

And some guys,

00:10:01.072 —> 00:10:02.272

instead of the car showing up from the

00:10:02.292 —> 00:10:02.731

factory,

00:10:02.772 —> 00:10:05.432

some guys show up in your driveway with

00:10:06.193 —> 00:10:08.754

a drill and sheet metal and a welding

00:10:08.774 —> 00:10:11.255

torch and a spray paint or whatever.

00:10:11.275 —> 00:10:13.056

And they start building the car in the

00:10:13.076 —> 00:10:13.475

driveway.

00:10:13.556 —> 00:10:14.397

Obviously, that would be.

00:10:15.037 —> 00:10:17.197

ridiculous it would take months and months

00:10:17.238 —> 00:10:18.298

and months it would be extremely

00:10:18.317 —> 00:10:22.000

inefficient extremely high cost and you

00:10:22.039 —> 00:10:24.480

know that sounds crazy but that’s how it

00:10:24.519 —> 00:10:26.541

is with houses that’s the regular way to

00:10:26.581 —> 00:10:28.861

do it and you know we just think

00:10:28.881 —> 00:10:30.763

we’re going to see a huge gain by

00:10:30.802 —> 00:10:33.104

doing it in the in the factory and

00:10:33.964 —> 00:10:34.104

uh

00:10:34.624 —> 00:10:36.346

Other people have tried this,

00:10:36.405 —> 00:10:38.087

but it’s really failed to gain market

00:10:38.107 —> 00:10:38.427

share.

00:10:38.889 —> 00:10:41.471

And the reason for that is all ties

00:10:41.511 —> 00:10:43.833

back to shipping because houses are really

00:10:43.874 —> 00:10:44.094

big,

00:10:44.634 —> 00:10:46.035

so it’s hard to ship them cost

00:10:46.076 —> 00:10:46.596

effectively.

00:10:46.797 —> 00:10:49.419

So a regular modular factory is shipping a

00:10:49.460 —> 00:10:50.881

wide load on the highway that’s very

00:10:50.922 —> 00:10:51.701

expensive to ship.

00:10:52.202 —> 00:10:53.663

So when you ship a wide load on

00:10:53.683 —> 00:10:54.225

the highway,

00:10:54.345 —> 00:10:55.546

not only do you have the truck carrying

00:10:55.566 —> 00:10:55.886

the load,

00:10:56.267 —> 00:10:58.488

But you have a car following the truck

00:10:58.508 —> 00:11:00.427

carrying the load, a flag car,

00:11:00.447 —> 00:11:02.568

an escort vehicle with lights and flags.

00:11:02.589 —> 00:11:04.288

You might have seen them on the highway

00:11:04.308 —> 00:11:04.708

before.

00:11:04.908 —> 00:11:08.669

And the result of that is just really,

00:11:08.730 —> 00:11:10.870

really high shipping costs.

00:11:11.350 —> 00:11:14.051

And then those factories don’t have a big

00:11:14.091 —> 00:11:15.432

shipping radius from the factory.

00:11:16.971 —> 00:11:19.852

like the filing SEC filings from like

00:11:19.972 —> 00:11:21.092

Cavco or Champion,

00:11:21.153 —> 00:11:23.572

it even says in their filings as one

00:11:23.592 —> 00:11:24.474

of their disclosures,

00:11:25.153 —> 00:11:27.453

we have small regional factories because

00:11:27.494 —> 00:11:29.735

we can’t ship cost effectively more than a

00:11:29.794 —> 00:11:31.995

two hundred mile radius from the factory.

00:11:32.554 —> 00:11:34.775

And so what we’ve done is we’ve solved

00:11:34.796 —> 00:11:35.755

that shipping problem.

00:11:36.615 —> 00:11:38.456

Not only are we shipping on a highway

00:11:38.517 —> 00:11:42.418

legal load that doesn’t require a an

00:11:42.457 —> 00:11:43.177

escort vehicle,

00:11:43.217 —> 00:11:43.857

but we’re shipping

00:11:44.798 —> 00:11:46.778

probably double what could be shipped on a

00:11:46.818 —> 00:11:47.479

regular truck.

00:11:48.759 —> 00:11:52.720

And then that means we can ship houses

00:11:52.860 —> 00:11:53.659

all around the country.

00:11:54.220 —> 00:11:55.181

The numbers still crunch.

00:11:55.520 —> 00:11:56.520

And if we can ship them all around

00:11:56.541 —> 00:11:56.900

the country,

00:11:56.921 —> 00:11:58.081

then we can have a big factory.

00:11:58.441 —> 00:11:59.721

And then we can take advantage of

00:11:59.922 —> 00:12:01.721

economies of scale and mass production.

00:12:02.322 —> 00:12:03.942

And what we’ll see happen there

00:12:04.602 —> 00:12:07.423

is the more we scale manufacturing and the

00:12:07.443 —> 00:12:09.004

assembly line and the mass production,

00:12:09.044 —> 00:12:10.566

the lower the labor costs will go,

00:12:10.765 —> 00:12:12.927

the lower the material costs will go.

00:12:12.947 —> 00:12:15.067

We’ll get lots of other efficiencies along

00:12:15.087 —> 00:12:15.288

the way.

00:12:15.307 —> 00:12:16.807

And we’re already seeing that happen now

00:12:16.847 —> 00:12:19.549

because even our first product that we

00:12:19.570 —> 00:12:22.130

launched with the Casita is far lower cost

00:12:22.150 —> 00:12:24.412

than any of the competitors have going

00:12:24.591 —> 00:12:24.991

right now.

00:12:25.091 —> 00:12:27.352

So we think we’ve done a really good

00:12:27.393 —> 00:12:29.134

job proving the concept now and we’ll

00:12:29.153 —> 00:12:30.735

continue to scale it and continue to

00:12:30.794 —> 00:12:33.235

command resources to grow it and make it

00:12:33.255 —> 00:12:33.755

more efficient.

00:12:34.501 —> 00:12:36.104

So going back to the transportation,

00:12:36.585 —> 00:12:37.686

how are you guys making a difference?

00:12:37.706 —> 00:12:39.128

You said you solved the transportation

00:12:39.168 —> 00:12:39.609

problem.

00:12:40.129 —> 00:12:41.490

You still need to ship the homes.

00:12:41.772 —> 00:12:43.614

Are they shipped in a smaller components

00:12:43.634 —> 00:12:45.476

like connected together on site?

00:12:45.517 —> 00:12:47.499

Like how did you guys achieve that?

00:12:48.283 —> 00:12:51.046

Yeah, so this first product we have,

00:12:51.566 —> 00:12:54.328

the Casita, is like one room module,

00:12:54.408 —> 00:12:56.071

one building block in our system.

00:12:56.410 —> 00:12:59.274

So we mass produce rooms that connect

00:12:59.313 —> 00:13:01.235

together like Legos and then are kind of

00:13:01.515 —> 00:13:03.518

clad and customized on site.

00:13:03.857 —> 00:13:04.558

By doing that,

00:13:04.639 —> 00:13:06.380

we can create like the full range of

00:13:06.421 —> 00:13:08.001

residential building products.

00:13:08.482 —> 00:13:09.484

And the way we ship it is the

00:13:09.504 —> 00:13:10.544

house actually folds up.

00:13:11.044 —> 00:13:14.826

So each room is about twenty feet wide,

00:13:14.966 —> 00:13:16.287

but then it folds down to eight and

00:13:16.307 —> 00:13:17.268

a half feet wide.

00:13:17.567 —> 00:13:18.668

However, it’s still finished,

00:13:18.788 —> 00:13:21.089

so we still fit in their kitchen,

00:13:21.109 —> 00:13:23.169

bathroom, electric, plumbing, windows,

00:13:23.210 —> 00:13:23.710

flooring,

00:13:24.149 —> 00:13:25.410

everything we could possibly get done in

00:13:25.431 —> 00:13:26.030

the factory.

00:13:26.171 —> 00:13:28.091

We get done in the factory where it’s

00:13:28.652 —> 00:13:29.471

cost effective.

00:13:29.913 —> 00:13:32.313

So that was kind of the key innovation

00:13:32.333 —> 00:13:34.293

that enables us to do everything else we

00:13:34.313 —> 00:13:36.235

do with solving that shipping problem.

00:13:36.274 —> 00:13:37.355

And if you check out our website,

00:13:37.375 —> 00:13:39.155

you’ll see how the folding works.

00:13:39.856 —> 00:13:40.456

It’s pretty cool.

00:13:42.168 —> 00:13:43.948

yeah so everyone will be sharing that

00:13:43.989 —> 00:13:48.111

video on artifacts and and on twitter and

00:13:48.812 —> 00:13:50.432

and discord just to show you because it’s

00:13:50.452 —> 00:13:52.514

very cool but ask that question so people

00:13:52.575 —> 00:13:55.056

know that this is the difference right

00:13:55.316 —> 00:13:57.216

they solve the transportation issue which

00:13:57.256 —> 00:13:59.259

makes it you know able to deliver beyond

00:13:59.278 —> 00:14:01.100

the two hundred mile radius which has uh

00:14:01.159 —> 00:14:03.000

hard capped and limited the other firms

00:14:03.020 —> 00:14:04.182

that sell modular homes

00:14:04.902 —> 00:14:06.802

Going down into the engineering inside the

00:14:06.842 —> 00:14:09.183

house, how do you solve the electrical,

00:14:09.323 —> 00:14:11.703

the septic, water distribution?

00:14:12.065 —> 00:14:12.764

How does that work?

00:14:13.044 —> 00:14:16.605

Do you guys have single outlets on the

00:14:16.645 —> 00:14:17.125

exterior?

00:14:17.667 —> 00:14:19.427

How does it connect to a traditional

00:14:19.606 —> 00:14:21.827

housing grid in terms of when these houses

00:14:21.847 —> 00:14:23.288

get moved to, let’s say,

00:14:23.327 —> 00:14:24.489

some suburb in Chicago?

00:14:25.443 —> 00:14:26.063

Yeah,

00:14:26.244 —> 00:14:27.745

so there’s lots of little innovations

00:14:27.764 —> 00:14:30.245

going on and lots of kind of problems

00:14:30.285 —> 00:14:32.426

solved and friction points and issues that

00:14:32.466 —> 00:14:34.307

we’ve dialed in on along the way.

00:14:34.986 —> 00:14:36.827

One of those is the utility connections.

00:14:36.927 —> 00:14:38.388

So in most houses,

00:14:38.427 —> 00:14:40.568

you’re going to have the utilities going

00:14:40.609 —> 00:14:42.469

straight down through the floor into the

00:14:42.489 —> 00:14:43.110

foundation.

00:14:43.669 —> 00:14:45.169

And then because of that,

00:14:45.230 —> 00:14:46.490

you’re going to have to prepare a more

00:14:46.530 —> 00:14:47.030

complex

00:14:47.691 —> 00:14:48.951

foundation, like a slab.

00:14:49.133 —> 00:14:50.494

So if you’ve ever seen a slab in

00:14:50.514 —> 00:14:51.195

a building site,

00:14:51.215 —> 00:14:53.256

you’ll see there’s rough plumbing coming

00:14:53.298 —> 00:14:54.097

up through the slab.

00:14:54.619 —> 00:14:57.022

So our solution was to do that all

00:14:57.842 —> 00:14:59.544

inside of our box and then have it

00:14:59.585 —> 00:15:02.528

all come out one spot on the exterior

00:15:02.748 —> 00:15:03.710

wall, not the floor.

00:15:04.169 —> 00:15:06.169

That way there’s less planning and less

00:15:06.210 —> 00:15:08.071

cost when you’re doing that slab.

00:15:08.471 —> 00:15:10.571

So that’s just one little thing we’ve done

00:15:11.032 —> 00:15:11.851

to dial that in.

00:15:12.331 —> 00:15:13.751

And basically, you know,

00:15:14.312 —> 00:15:16.653

whether it’s us deploying the unit or the

00:15:16.673 —> 00:15:18.712

customer buying the unit and deploying it

00:15:18.732 —> 00:15:19.253

themselves,

00:15:19.572 —> 00:15:21.014

they’re going to be preparing the ground,

00:15:21.374 —> 00:15:23.553

the utilities, all that stuff,

00:15:23.573 —> 00:15:24.274

the foundation.

00:15:24.735 —> 00:15:26.115

And then we’re just going to come in

00:15:26.154 —> 00:15:27.195

and drop our unit down.

00:15:27.595 —> 00:15:28.916

It’ll set up in a day or two

00:15:29.535 —> 00:15:30.176

and ready to go.

00:15:31.336 —> 00:15:31.797

Amazing.

00:15:32.177 —> 00:15:33.577

And then you can connect the utilities on

00:15:33.618 —> 00:15:34.177

the outside.

00:15:34.197 —> 00:15:35.818

You just plug them in and you don’t

00:15:35.839 —> 00:15:38.160

have to really plan too much how to

00:15:38.181 —> 00:15:39.442

map it all out on the foundation.

00:15:39.461 —> 00:15:40.442

Yep.

00:15:40.543 —> 00:15:41.962

Another question folks are asking,

00:15:42.063 —> 00:15:43.804

we know the company is in Nevada.

00:15:44.524 —> 00:15:48.107

I’m Canadian, Canadian-American,

00:15:48.908 —> 00:15:49.969

live in a cold region.

00:15:50.609 —> 00:15:52.510

Would these houses also work in a cold

00:15:52.530 —> 00:15:52.850

region?

00:15:54.042 —> 00:15:54.322

Yeah,

00:15:54.381 —> 00:15:57.465

so another cool thing that we’ve done that

00:15:57.485 —> 00:16:00.027

makes our product special is that we’ve

00:16:00.047 —> 00:16:01.868

had to engineer a product that works

00:16:02.268 —> 00:16:04.330

everywhere so that we can mass produce one

00:16:04.350 —> 00:16:06.471

product and ship it to all of the

00:16:06.572 —> 00:16:08.312

United States or North America.

00:16:08.712 —> 00:16:09.874

So in order to achieve that,

00:16:09.894 —> 00:16:11.554

we’ve had to dial in the various

00:16:11.595 —> 00:16:14.216

requirements, whether it’s energy,

00:16:15.197 —> 00:16:17.580

structural strength, earthquake ratings,

00:16:18.620 —> 00:16:19.360

whatever it is,

00:16:19.741 —> 00:16:21.682

so that whether we put our house in

00:16:22.443 —> 00:16:22.464

a

00:16:24.106 —> 00:16:25.707

Florida where there’s high winds or

00:16:25.927 —> 00:16:27.408

California where there’s earthquake

00:16:27.448 —> 00:16:29.068

requirements it’s going to meet all of

00:16:29.089 —> 00:16:30.409

that so we’ve actually been able to

00:16:30.509 —> 00:16:33.951

engineer kind of a superior building

00:16:33.971 —> 00:16:36.852

product that beats out traditional houses

00:16:37.133 —> 00:16:38.533

on those various ratings.

00:16:39.955 —> 00:16:41.235

Okay, that’s amazing.

00:16:41.736 —> 00:16:43.697

Then the question now a lot of folks

00:16:43.758 —> 00:16:46.179

are asking is in terms of different

00:16:46.220 —> 00:16:46.681

states,

00:16:47.660 —> 00:16:50.003

do you meet their expectations for like a

00:16:50.264 —> 00:16:52.745

habitable unit in order to build these

00:16:52.785 —> 00:16:53.986

homes and place them there?

00:16:54.366 —> 00:16:56.668

Are you waiting some licenses or are you

00:16:56.729 —> 00:16:58.309

okay to sell this to any of the

00:17:00.032 —> 00:17:01.173

states that we have in the country?

00:17:02.385 —> 00:17:02.566

Yeah,

00:17:02.625 —> 00:17:05.608

so we go through the state regulatory

00:17:05.648 —> 00:17:07.730

programs where we apply and get approved.

00:17:08.290 —> 00:17:10.653

And what we’re building is built to the

00:17:10.673 —> 00:17:12.794

same building code as the house you might

00:17:12.814 —> 00:17:13.295

live in now.

00:17:13.355 —> 00:17:15.415

So it’s the regular residential building

00:17:15.435 —> 00:17:18.659

code that’s determining how strong or safe

00:17:18.759 —> 00:17:20.799

or energy efficient the house is.

00:17:21.361 —> 00:17:22.281

And we

00:17:24.157 —> 00:17:26.019

Go through the state programs to get

00:17:26.058 —> 00:17:26.480

approval.

00:17:26.519 —> 00:17:28.560

So right now we’ve got a bunch of

00:17:28.580 —> 00:17:29.101

states.

00:17:29.461 —> 00:17:31.163

Um, you know, big one is California.

00:17:31.182 —> 00:17:32.384

That’s very important for us.

00:17:32.403 —> 00:17:34.424

That’s where we see a really big business.

00:17:34.444 —> 00:17:36.086

We just got Texas last week.

00:17:36.105 —> 00:17:37.247

So we’re going kind of for the high

00:17:37.287 —> 00:17:38.807

population states.

00:17:38.847 —> 00:17:40.269

First and.

00:17:40.989 —> 00:17:42.230

You know, that’s, um.

00:17:43.451 —> 00:17:45.291

kind of a different way of getting houses

00:17:45.332 —> 00:17:47.032

approved by going through the state

00:17:47.054 —> 00:17:47.433

programs,

00:17:47.473 —> 00:17:48.775

because the traditional builder goes

00:17:48.795 —> 00:17:50.516

through the local building department.

00:17:50.855 —> 00:17:52.757

And we do get some significant benefits by

00:17:52.797 —> 00:17:55.719

doing it that way, because, for example,

00:17:55.919 —> 00:17:57.800

in a regular job site,

00:17:57.881 —> 00:17:58.701

you’re going to have the building

00:17:58.740 —> 00:18:00.201

department coming out multiple times

00:18:00.221 —> 00:18:01.742

during the job to inspect.

00:18:01.782 —> 00:18:03.304

So you do your framing, they inspect,

00:18:03.324 —> 00:18:04.785

you do your electrical, they inspect,

00:18:04.805 —> 00:18:05.806

you have to make an appointment.

00:18:05.846 —> 00:18:07.446

It’s a government bureaucrat coming to

00:18:07.467 —> 00:18:09.828

your job site and it’s not very efficient.

00:18:10.429 —> 00:18:11.549

And you can imagine like

00:18:12.557 —> 00:18:15.258

let’s say in the back to the car

00:18:15.738 —> 00:18:18.318

you know factory example if the government

00:18:18.358 —> 00:18:19.900

inspector had to come out and inspect

00:18:20.440 —> 00:18:23.300

every ford f-one that came off the factory

00:18:23.340 —> 00:18:25.501

line that would just be a big problem

00:18:25.942 —> 00:18:27.982

so um we’re able to go through these

00:18:28.022 —> 00:18:29.682

state programs and for example in

00:18:29.722 —> 00:18:31.584

california we were actually the first

00:18:31.604 —> 00:18:33.724

factory to qualify for reduced inspections

00:18:34.164 —> 00:18:36.066

so now in california they don’t even look

00:18:36.125 —> 00:18:36.205

at

00:18:36.905 —> 00:18:39.808

every house that we make they just trust

00:18:39.828 —> 00:18:42.691

that our quality control systems and their

00:18:42.730 —> 00:18:45.532

spot checks mean that we’re doing a good

00:18:45.553 —> 00:18:48.276

job and when you’re doing um things in

00:18:48.296 —> 00:18:51.018

a factory and you’re doing repeatability

00:18:52.278 —> 00:18:54.701

and uh standardization you’re gonna get a

00:18:54.740 —> 00:18:56.923

far higher quality level than some guys

00:18:57.042 —> 00:18:58.765

out you know in the rain and the

00:18:59.345 —> 00:19:01.747

and the the hot weather or whatever you

00:19:01.767 —> 00:19:02.508

know with a nail gun

00:19:04.201 —> 00:19:05.941

that is true that’s a remarkable

00:19:05.961 —> 00:19:07.721

achievement you know they must see that

00:19:07.741 —> 00:19:09.481

your quality is pretty consistent so they

00:19:09.521 —> 00:19:11.902

require less inspections right because

00:19:11.981 —> 00:19:13.363

it’s so systematic in the way you build

00:19:13.383 —> 00:19:15.383

your homes rather than one off for each

00:19:15.482 —> 00:19:17.663

one in each property moving on to the

00:19:17.703 —> 00:19:20.824

business side of boxable uh and obviously

00:19:20.844 —> 00:19:22.704

we don’t have to go through areas which

00:19:22.744 —> 00:19:25.224

is not your expertise if it’s by someone

00:19:25.285 —> 00:19:26.505

else in the company which we can bring

00:19:26.565 —> 00:19:28.246

next time or whether you don’t want to

00:19:28.266 —> 00:19:29.405

talk about them and that’s fine

00:19:30.726 —> 00:19:33.528

so are you guys profitable right now or

00:19:33.587 —> 00:19:35.528

how or do you guys have to uh

00:19:35.549 —> 00:19:37.530

go at economies of scale to become

00:19:37.570 —> 00:19:39.172

profitable where are you guys at right now

00:19:39.392 —> 00:19:43.234

that’s the question yeah yeah so um we’ve

00:19:43.355 —> 00:19:46.376

spent a lot of time developing and setting

00:19:46.477 —> 00:19:49.660

up a massive factory um you know that’s

00:19:49.700 —> 00:19:50.900

been a lot of r d a lot

00:19:50.940 —> 00:19:52.481

of engineering a lot of regulatory

00:19:52.501 —> 00:19:55.564

approvals uh what we’re doing is uh

00:19:56.371 —> 00:19:58.252

extremely ambitious and extremely

00:19:59.233 —> 00:19:59.854

difficult.

00:20:00.375 —> 00:20:02.757

It’s very capital intensive.

00:20:03.397 —> 00:20:07.101

It’s a big play with a big upside.

00:20:07.882 —> 00:20:10.104

But we do have this factory that we’ve

00:20:10.144 —> 00:20:11.644

spent several hundred million dollars

00:20:12.046 —> 00:20:12.586

setting up,

00:20:12.846 —> 00:20:13.946

and it’s now just kind of

00:20:14.867 —> 00:20:16.869

ramping up as far as the production

00:20:16.990 —> 00:20:17.390

output.

00:20:17.430 —> 00:20:19.291

So we have to make a certain amount

00:20:19.311 —> 00:20:22.614

of houses per year to be profitable.

00:20:23.134 —> 00:20:24.174

And, you know,

00:20:24.255 —> 00:20:26.717

we’re definitely heavily focused on on

00:20:26.777 —> 00:20:27.317

sales now.

00:20:27.698 —> 00:20:29.419

But under our current square footage,

00:20:29.480 —> 00:20:30.881

as our factory is set up now,

00:20:31.280 —> 00:20:32.102

we can produce

00:20:33.171 —> 00:20:35.753

probably thousands of room modules.

00:20:35.874 —> 00:20:37.836

So quite a lot of revenue of that

00:20:37.876 —> 00:20:40.299

factory is at full capacity,

00:20:40.400 —> 00:20:41.500

hundreds of millions of dollars.

00:20:41.922 —> 00:20:43.624

So that’s what we have now.

00:20:43.703 —> 00:20:45.445

And it’s just a matter of filling in

00:20:45.486 —> 00:20:46.727

the pipeline with projects.

00:20:47.228 —> 00:20:49.009

And one thing that’s been a little bit

00:20:49.029 —> 00:20:49.971

of a challenge that

00:20:50.551 —> 00:20:51.874

people don’t necessarily understand is

00:20:52.375 —> 00:20:53.916

when we’re selling a housing product like

00:20:53.936 —> 00:20:54.217

this,

00:20:54.438 —> 00:20:56.820

it’s not a little small widget that you

00:20:56.840 —> 00:20:57.662

can order online.

00:20:57.701 —> 00:20:59.183

I can put it in FedEx envelope and

00:20:59.203 —> 00:20:59.744

ship it to you.

00:21:00.065 —> 00:21:00.846

There’s quite a big,

00:21:01.186 —> 00:21:05.051

long sales cycle for houses because it’s a

00:21:05.092 —> 00:21:05.732

big decision.

00:21:05.772 —> 00:21:07.335

Like some of our customers might be

00:21:07.875 —> 00:21:08.195

you know,

00:21:08.576 —> 00:21:10.396

buying fifty million dollars worth of

00:21:10.436 —> 00:21:11.537

houses, for example.

00:21:11.896 —> 00:21:13.576

Then on top of that, you have financing,

00:21:13.596 —> 00:21:14.718

you have permitting,

00:21:15.038 —> 00:21:16.778

and then you have site land preparation.

00:21:17.198 —> 00:21:18.679

So all that can take a long time.

00:21:18.739 —> 00:21:19.558

So a customer,

00:21:19.999 —> 00:21:21.898

even if they want to buy our product,

00:21:22.460 —> 00:21:23.920

there’s a little bit of a lead time

00:21:23.960 —> 00:21:26.101

between them making the decision and then

00:21:26.221 —> 00:21:27.161

us actually selling.

00:21:27.560 —> 00:21:29.421

So we’re working really hard with our

00:21:29.461 —> 00:21:31.721

sales team and our leads to go and

00:21:32.261 —> 00:21:34.663

you know book these orders and we expect

00:21:34.682 —> 00:21:36.423

that that will start to snowball over time

00:21:36.443 —> 00:21:38.424

as we see the projects that came in

00:21:38.444 —> 00:21:40.486

the door you know six months ago or

00:21:40.506 —> 00:21:43.086

a year ago start coming to fruition today

00:21:43.686 —> 00:21:47.269

um yeah that’s amazing uh we’re gonna go

00:21:47.308 —> 00:21:48.929

to our first break uh commercial break

00:21:49.189 —> 00:21:50.809

thank you everyone that’s here from reddit

00:21:51.049 —> 00:21:53.351

stock twist discord and x today we have

00:21:53.391 —> 00:21:57.353

galiano termani uh ceo and founder of

00:21:57.432 —> 00:21:59.554

boxable current tickers fgmc

00:22:00.233 —> 00:22:02.336

also one of our sponsors for today as

00:22:02.375 —> 00:22:04.478

we provide this show hundreds of thousands

00:22:04.518 —> 00:22:07.842

of viewers across the web this company is

00:22:07.882 —> 00:22:10.605

very innovative in terms of making a

00:22:10.644 —> 00:22:13.166

disruption in the housing market where as

00:22:13.247 —> 00:22:15.609

everyone knows it’s very difficult to get

00:22:15.630 —> 00:22:17.171

a house because there’s there’s a tight

00:22:17.211 —> 00:22:17.652

supply

00:22:18.172 —> 00:22:19.673

Each house is individually made,

00:22:20.113 —> 00:22:22.012

and they’re solving both how it’s made in

00:22:22.053 —> 00:22:24.193

a factory-like setting and also the

00:22:24.233 —> 00:22:24.954

transportation,

00:22:24.994 —> 00:22:27.575

making it very foldable and modularized,

00:22:27.976 —> 00:22:30.717

and also solving the big state problems by

00:22:30.797 —> 00:22:34.038

attacking first and providing value to the

00:22:34.057 —> 00:22:36.919

larger states like Texas, Florida,

00:22:37.019 —> 00:22:37.818

and California,

00:22:38.058 —> 00:22:40.039

and the other states thereafter.

00:22:40.079 —> 00:22:41.200

So thank you so much, everyone,

00:22:41.240 —> 00:22:42.300

for showing up today.

00:22:43.141 —> 00:22:43.340

Now,

00:22:43.500 —> 00:22:45.402

going back into the business aspect and

00:22:45.442 —> 00:22:46.722

the statewide distribution,

00:22:47.222 —> 00:22:48.403

you said those big states,

00:22:48.784 —> 00:22:50.703

and I’m assuming the other states like New

00:22:50.743 —> 00:22:52.825

Hampshire and so forth and Massachusetts

00:22:52.845 —> 00:22:54.605

will come soon after, I’m assuming, right?

00:22:56.007 —> 00:22:56.307

Yeah,

00:22:56.386 —> 00:22:57.867

there’s two ways we’re approaching it.

00:22:58.107 —> 00:23:01.048

One is we have our first product,

00:23:01.068 —> 00:23:02.690

that’s the casita.

00:23:02.950 —> 00:23:04.590

So that’s like a three hundred sixty

00:23:04.631 —> 00:23:06.030

square foot studio apartment.

00:23:06.590 —> 00:23:08.172

And then that’s one box.

00:23:08.332 —> 00:23:09.353

And then we can stick a couple of

00:23:09.373 —> 00:23:10.893

those together and create a larger house,

00:23:10.932 —> 00:23:12.013

like a one or two bedroom.

00:23:12.753 —> 00:23:14.655

and so we’re producing that right now

00:23:14.695 —> 00:23:17.417

we’re selling that right now and we have

00:23:17.698 —> 00:23:19.900

customer who may want a bunch of units

00:23:19.920 —> 00:23:21.422

who’s a developer or builder or they have

00:23:21.442 —> 00:23:24.144

some larger project or we have a customer

00:23:24.183 —> 00:23:26.286

that’s an individual that wants one for

00:23:26.306 —> 00:23:28.426

themselves so in markets where we think

00:23:28.468 —> 00:23:30.608

there’s a big demand for a backyard house

00:23:30.648 —> 00:23:32.530

like for example california where they’ve

00:23:32.570 —> 00:23:34.692

passed a bunch of laws legalizing that and

00:23:34.712 —> 00:23:36.054

you actually see twenty percent of new

00:23:36.074 —> 00:23:37.875

construction in california is the backyard

00:23:37.915 —> 00:23:38.155

house

00:23:38.556 —> 00:23:41.538

And then lots of other cities and states

00:23:41.718 —> 00:23:43.679

adding in rules to allow for that.

00:23:44.640 —> 00:23:46.421

We’re going and targeting the standard

00:23:46.441 —> 00:23:50.323

approval for that product to deploy those

00:23:50.383 —> 00:23:51.983

for backyard ADUs.

00:23:52.545 —> 00:23:53.986

And then separately,

00:23:54.026 —> 00:23:55.405

if someone wants to do a big order,

00:23:55.946 —> 00:23:58.468

we’ll go and get that approval as part

00:23:58.488 —> 00:23:58.949

of that order.

00:23:59.009 —> 00:24:01.109

So if someone comes in as a bigger

00:24:01.150 —> 00:24:02.810

customer in a state that we are not

00:24:02.851 —> 00:24:03.431

approved yet,

00:24:04.112 —> 00:24:05.692

we’ll just go ahead and get that approval

00:24:06.012 —> 00:24:07.334

while they’re getting their project ready.

00:24:07.634 —> 00:24:10.576

during that time of preparation.

00:24:11.056 —> 00:24:13.478

So who are your customers now?

00:24:13.577 —> 00:24:15.298

Are they individual folks that want to put

00:24:15.318 —> 00:24:16.318

a house in their backyard?

00:24:16.700 —> 00:24:19.601

Are they like home developers that want to

00:24:19.642 —> 00:24:21.041

put twenty homes in one area?

00:24:21.962 —> 00:24:23.364

What is the mix of customers you have

00:24:23.403 —> 00:24:24.724

right now?

00:24:24.765 —> 00:24:25.505

So we’ve done

00:24:28.940 —> 00:24:29.420

Famously,

00:24:29.460 —> 00:24:32.021

the first customer was actually Elon Musk.

00:24:32.582 —> 00:24:33.323

That was pretty cool.

00:24:33.343 —> 00:24:34.923

He bought one of our first prototypes.

00:24:34.962 —> 00:24:39.726

We deployed it at SpaceX in Texas.

00:24:40.826 —> 00:24:44.669

Now we actually have Tesla as a new

00:24:44.709 —> 00:24:45.729

customer after that.

00:24:47.430 —> 00:24:47.789

We did...

00:24:48.931 —> 00:24:49.971

military based housing.

00:24:50.612 —> 00:24:53.172

We’ve done lots of backyard units.

00:24:53.692 —> 00:24:55.792

We’ve done like clamping communities,

00:24:57.253 —> 00:24:58.894

other little communities around the

00:24:58.913 —> 00:25:00.815

country, workforce housing,

00:25:02.355 —> 00:25:04.056

all kind of different use cases for this

00:25:04.096 —> 00:25:05.276

first project.

00:25:05.496 —> 00:25:08.977

And then we’re just now ready to roll

00:25:09.076 —> 00:25:10.557

out the kind of the rest of our

00:25:10.597 —> 00:25:11.298

building system.

00:25:11.438 —> 00:25:12.877

So what we did was we started with

00:25:12.897 —> 00:25:14.338

the smallest box in the system,

00:25:14.979 —> 00:25:17.420

and then now we’ve developed and built

00:25:18.140 —> 00:25:19.221

the rest of the boxes,

00:25:19.260 —> 00:25:21.541

so the larger boxes that will stack and

00:25:21.561 —> 00:25:23.644

connect together to build really most

00:25:23.723 —> 00:25:25.444

other residential buildings like a single

00:25:25.484 —> 00:25:27.026

family home or an apartment building.

00:25:27.506 —> 00:25:29.667

So we think we can build the bulk

00:25:29.708 —> 00:25:32.009

of what is needed by the market as

00:25:32.048 —> 00:25:33.529

far as different types of houses,

00:25:34.550 —> 00:25:35.250

communities.

00:25:35.852 —> 00:25:37.792

Another customer is worth mentioning is DR

00:25:37.813 —> 00:25:38.113

Horton.

00:25:38.173 —> 00:25:39.874

They’re the largest home builder in the

00:25:39.913 —> 00:25:40.193

country.

00:25:40.213 —> 00:25:41.234

They’re one of our investors.

00:25:44.173 —> 00:25:45.594

a place in order for a hundred units

00:25:45.653 —> 00:25:48.555

just to do a little tract home community.

00:25:49.275 —> 00:25:50.575

And so, you know,

00:25:51.675 —> 00:25:53.596

what we’re working with right now is we’re

00:25:53.615 —> 00:25:54.557

calling it phase two.

00:25:54.997 —> 00:25:57.278

So that’s the bigger room modules also

00:25:57.377 —> 00:25:59.479

uses different materials,

00:25:59.499 —> 00:26:01.419

different manufacturing methods.

00:26:01.459 —> 00:26:03.819

So like everything we’ve been learning and

00:26:03.859 —> 00:26:05.401

working on for the last few years with

00:26:05.441 —> 00:26:05.840

Casita,

00:26:06.320 —> 00:26:08.442

We’ve taken all those lessons and solved a

00:26:08.502 —> 00:26:11.085

whole bunch of other issues and frictions.

00:26:11.525 —> 00:26:12.846

And we’ve dumped that all into our phase

00:26:12.885 —> 00:26:14.067

two, which we’re launching now.

00:26:14.626 —> 00:26:17.009

And so for that phase two product lineup,

00:26:17.509 —> 00:26:19.750

we’re looking for bigger developer

00:26:19.790 —> 00:26:20.311

customers.

00:26:20.811 —> 00:26:22.673

And we’re showing them basically, okay,

00:26:22.712 —> 00:26:23.493

this is our product.

00:26:23.653 —> 00:26:25.134

This is the type of houses you can

00:26:25.154 —> 00:26:26.455

get for it that meets the need for

00:26:26.476 —> 00:26:27.116

your project.

00:26:27.537 —> 00:26:29.317

This is the pricing we can expect.

00:26:29.659 —> 00:26:31.099

We think it’s better pricing than you can

00:26:31.160 —> 00:26:31.619

site build.

00:26:31.960 —> 00:26:33.521

And we think it’s going to shave six

00:26:33.561 —> 00:26:35.182

months off your timeline.

00:26:35.883 —> 00:26:37.826

uh so you know we just built those

00:26:37.865 —> 00:26:39.847

initial units and we’re just now talking

00:26:39.867 —> 00:26:42.329

to customers for those bigger orders and

00:26:42.371 —> 00:26:43.711

hopefully we’ll be announcing some of

00:26:43.731 —> 00:26:44.492

those projects soon

00:26:45.068 —> 00:26:47.410

Yeah, that’s very, very interesting news.

00:26:47.430 —> 00:26:50.332

You know, we kind of saw this,

00:26:50.892 —> 00:26:51.092

you know,

00:26:51.112 —> 00:26:52.653

from Gatewatch community and Reddit that,

00:26:52.833 —> 00:26:53.073

you know,

00:26:53.113 —> 00:26:54.693

you guys had this relationship with Elon.

00:26:55.114 —> 00:26:55.773

Very interesting.

00:26:55.814 —> 00:26:57.234

And we wish you guys a great success

00:26:57.275 —> 00:26:58.615

on that as they continue to grow their

00:26:58.655 —> 00:26:59.256

spaceport.

00:27:00.076 —> 00:27:01.836

The other question folks are asking is why

00:27:01.896 —> 00:27:02.478

SPAC route?

00:27:02.557 —> 00:27:02.837

You know,

00:27:02.938 —> 00:27:05.219

you guys appear to be well-funded,

00:27:05.499 —> 00:27:06.759

good fundraising campaign,

00:27:07.259 —> 00:27:08.259

doing an excellent job.

00:27:08.641 —> 00:27:09.760

Why go down the SPAC route?

00:27:09.800 —> 00:27:13.303

Why just not IPO directly or go other

00:27:13.323 —> 00:27:13.482

way?

00:27:14.365 —> 00:27:16.166

stay private i think i think since the

00:27:16.207 —> 00:27:17.887

beginning of the company you know we’ve

00:27:17.928 —> 00:27:20.048

tried really hard to maintain control of

00:27:20.068 —> 00:27:23.009

the company not be doing what a large

00:27:23.029 —> 00:27:25.692

institutional investor would would tell us

00:27:25.771 —> 00:27:28.313

or or you know be kind of taken

00:27:28.393 —> 00:27:30.473

over by the by the investor private equity

00:27:30.493 —> 00:27:33.115

or something like that and so um the

00:27:33.134 —> 00:27:34.695

spac is going to allow us to continue

00:27:34.715 —> 00:27:37.856

to leverage uh retail and maintain control

00:27:37.896 —> 00:27:38.857

of the company and kind of

00:27:39.357 —> 00:27:40.900

roll things out the way we think it

00:27:40.920 —> 00:27:41.500

should be done.

00:27:41.619 —> 00:27:44.462

So it was just one of the ways

00:27:44.502 —> 00:27:46.586

that made sense for us to go public

00:27:46.605 —> 00:27:47.346

when we looked at it.

00:27:47.846 —> 00:27:49.909

And here we are.

00:27:50.288 —> 00:27:52.030

So I think it was a good fit

00:27:52.372 —> 00:27:53.952

and we’ll see how things play out.

00:27:54.453 —> 00:27:57.115

The crowdfunding was interesting because

00:27:57.696 —> 00:27:59.136

When we ran these campaigns over the

00:27:59.176 —> 00:27:59.498

years,

00:27:59.557 —> 00:28:02.338

we would see a big amount of investors

00:28:02.378 —> 00:28:03.578

coming at the beginning because like

00:28:03.659 —> 00:28:05.318

anyone who’s interested in the company

00:28:05.358 —> 00:28:07.619

comes in as a lead and is watching

00:28:07.720 —> 00:28:10.381

us and can’t invest because the offering

00:28:10.401 —> 00:28:12.521

is not turned on, would be waiting.

00:28:12.741 —> 00:28:13.842

And then as soon as we turn the

00:28:13.902 —> 00:28:14.321

offering on,

00:28:14.342 —> 00:28:15.682

we’d see a big flood of investors

00:28:16.502 —> 00:28:18.723

uh early on in the campaign and then

00:28:18.763 —> 00:28:20.685

kind of a lull during the middle where

00:28:20.726 —> 00:28:22.307

we’d be gathering new leads and people

00:28:22.326 —> 00:28:23.707

would be waiting on the sidelines kind of

00:28:23.727 —> 00:28:25.028

making their decision and then when the

00:28:25.067 —> 00:28:27.368

campaign was about to end uh we’d see

00:28:27.569 —> 00:28:29.550

a bunch of them jump in at the

00:28:29.631 —> 00:28:32.512

end as well um and then so we’ve

00:28:32.613 —> 00:28:34.693

actually had to turn all that crowdfunding

00:28:34.794 —> 00:28:37.955

off about eight months ago and uh

00:28:39.105 —> 00:28:40.727

while we were going through the SPAC

00:28:40.767 —> 00:28:41.346

process.

00:28:41.926 —> 00:28:45.028

So we’ll see how that plays out once

00:28:45.088 —> 00:28:47.210

investing is turned back on effectively by

00:28:47.269 —> 00:28:49.270

becoming BXBL on the stock market.

00:28:50.105 —> 00:28:52.826

yeah so the ticker it will be bxbl

00:28:52.866 —> 00:28:56.347

on the spec everyone currently fgmc and if

00:28:56.367 —> 00:28:58.588

you want to buy the commons there’s rights

00:28:58.628 —> 00:29:01.349

also trading on on the market then the

00:29:01.369 —> 00:29:03.130

next question folks are asking is when do

00:29:03.150 —> 00:29:05.230

you expect this transaction to close i

00:29:05.270 —> 00:29:07.270

know it’s really hard to say that because

00:29:07.290 —> 00:29:10.051

it depends on how fast the paperwork moves

00:29:10.471 —> 00:29:11.972

but what’s your thoughts on that

00:29:12.980 —> 00:29:13.141

Yeah,

00:29:13.161 —> 00:29:14.501

I’m hoping that we’re at the finish line.

00:29:14.541 —> 00:29:17.663

We’ve got the S-IV already and then we’ve

00:29:17.703 —> 00:29:20.345

got the shareholder vote for June ninth.

00:29:20.904 —> 00:29:22.965

So we expect trading to commence shortly

00:29:23.026 —> 00:29:23.467

after that.

00:29:24.487 —> 00:29:25.827

Perfect.

00:29:25.907 —> 00:29:26.548

What do you think?

00:29:27.288 —> 00:29:29.009

What’s your vision of success one year

00:29:29.130 —> 00:29:31.191

after you de-SPAC from your perspective?

00:29:32.461 —> 00:29:36.823

So I think the goal is to continue

00:29:36.863 —> 00:29:38.263

pushing hard on sales,

00:29:38.344 —> 00:29:40.625

bring that factory up to full capacity,

00:29:41.085 —> 00:29:43.286

launch the phase two products,

00:29:43.405 —> 00:29:44.566

do communities with those.

00:29:45.106 —> 00:29:47.508

And basically what we think is gonna

00:29:47.567 —> 00:29:49.407

happen is that we’re gonna do these

00:29:49.428 —> 00:29:49.969

projects

00:29:50.785 —> 00:29:51.806

We’re going to come in with the case

00:29:51.846 —> 00:29:52.446

studies on them.

00:29:53.127 —> 00:29:55.009

And then more and more people are going

00:29:55.029 —> 00:29:55.990

to start to notice that.

00:29:56.471 —> 00:29:57.392

And they’re going to say, wow,

00:29:58.113 —> 00:29:59.894

these guys came in under budget.

00:30:00.556 —> 00:30:02.657

They shaved six months off the timeline.

00:30:02.979 —> 00:30:04.019

We didn’t have to deal with any

00:30:04.079 —> 00:30:04.881

subcontractors.

00:30:04.921 —> 00:30:06.362

We didn’t have to deal with any weather

00:30:06.402 —> 00:30:07.604

delays.

00:30:07.644 —> 00:30:09.705

We knew what our pricing was out the

00:30:09.746 —> 00:30:10.026

gate.

00:30:11.488 —> 00:30:14.410

that as those successful projects come in

00:30:14.430 —> 00:30:15.730

and we show that to the market,

00:30:15.770 —> 00:30:16.531

to the customers,

00:30:17.011 —> 00:30:18.093

that they’re going to flood in because

00:30:18.113 —> 00:30:19.233

they’re going to see that this is a

00:30:19.733 —> 00:30:20.375

way easier,

00:30:20.394 —> 00:30:21.836

faster way to do what they want to

00:30:21.855 —> 00:30:21.955

do,

00:30:21.976 —> 00:30:25.058

which is develop land and flip projects.

00:30:25.558 —> 00:30:27.840

So ideally,

00:30:27.881 —> 00:30:29.382

all the work we’ve been doing on sales,

00:30:30.182 —> 00:30:31.723

especially lately as we’ve ramped up our

00:30:31.763 —> 00:30:34.346

sales force and our online sales process

00:30:34.526 —> 00:30:37.107

will come to fruition and we’ll fill up

00:30:37.127 —> 00:30:38.568

that factory and then we’ll be back to

00:30:38.588 —> 00:30:39.769

the capital markets to say,

00:30:40.190 —> 00:30:40.871

look what we’ve done.

00:30:42.392 —> 00:30:43.192

And by the way,

00:30:43.251 —> 00:30:45.594

what we’re doing now isn’t the end game.

00:30:46.394 —> 00:30:49.096

I consider this to be a small proof

00:30:49.136 —> 00:30:50.137

of concept factory,

00:30:50.218 —> 00:30:51.519

even though it is a big operation.

00:30:51.538 —> 00:30:52.880

We have four hundred thousand square feet

00:30:52.920 —> 00:30:54.080

of manufacturing space.

00:30:54.441 —> 00:30:55.981

We can build thousands of room modules,

00:30:56.021 —> 00:30:56.541

we believe.

00:30:57.123 —> 00:30:59.064

And I think that, you know,

00:30:59.203 —> 00:31:00.424

we’re going to go back to the capital

00:31:00.444 —> 00:31:02.386

market and say, look, here’s the proof.

00:31:03.386 —> 00:31:05.827

of the better way to build that we’ve

00:31:05.847 —> 00:31:06.367

figured out.

00:31:06.468 —> 00:31:08.308

Now give us more resources to scale this

00:31:08.328 —> 00:31:09.670

thing even more.

00:31:10.769 —> 00:31:12.851

And here’s what we think is going to

00:31:12.891 —> 00:31:14.932

be the gains in productivity and cost

00:31:14.971 —> 00:31:16.872

reductions by taking things up a notch,

00:31:16.912 —> 00:31:17.992

by doing a bigger factory,

00:31:18.053 —> 00:31:20.834

by adding in automation and all that

00:31:20.933 —> 00:31:22.814

amazing stuff and bringing that factory

00:31:23.255 —> 00:31:26.296

down from one hour per house down to,

00:31:27.736 —> 00:31:29.196

in my dreams, one minute per house.

00:31:30.461 —> 00:31:31.240

similar to a car,

00:31:31.842 —> 00:31:32.981

the way that cars are being made right

00:31:33.021 —> 00:31:33.202

now.

00:31:33.442 —> 00:31:33.903

Exactly.

00:31:33.942 —> 00:31:34.303

And, you know,

00:31:34.363 —> 00:31:36.203

all the all the technology exists to do

00:31:36.223 —> 00:31:38.164

this kind of very advanced mass

00:31:38.184 —> 00:31:38.586

production.

00:31:38.645 —> 00:31:39.145

And frankly,

00:31:39.165 —> 00:31:41.106

cars are harder and more complicated to do

00:31:41.626 —> 00:31:42.887

because they have more parts.

00:31:43.228 —> 00:31:44.209

And, you know,

00:31:44.308 —> 00:31:46.789

we think that the housing has some unique

00:31:46.890 —> 00:31:48.951

challenges and we think we’ve solved those

00:31:49.010 —> 00:31:50.592

so that we can actually make mass

00:31:50.632 —> 00:31:51.252

production work.

00:31:51.712 —> 00:31:53.273

And, you know, if we have done that,

00:31:53.334 —> 00:31:53.773

in fact,

00:31:54.134 —> 00:31:55.875

the opportunity is just incredibly big

00:31:55.914 —> 00:31:56.635

because this is

00:31:57.256 —> 00:31:59.277

you know, it’s housing, it’s, you know,

00:31:59.317 —> 00:31:59.997

trillion dollars.

00:32:00.057 —> 00:32:01.938

So, you know,

00:32:02.038 —> 00:32:03.919

if we can produce housing at far lower

00:32:03.959 —> 00:32:05.759

costs than anyone else, faster,

00:32:06.199 —> 00:32:09.141

and we can make it easier for the

00:32:09.161 —> 00:32:10.201

builder, for the customer,

00:32:11.020 —> 00:32:12.342

we think people are going to continue to

00:32:12.362 —> 00:32:14.021

recognize that and then resources are

00:32:14.041 —> 00:32:15.603

going to flood in to scale this thing.

00:32:15.623 —> 00:32:18.743

And then even the state of the market

00:32:18.804 —> 00:32:19.444

and housing,

00:32:20.164 —> 00:32:21.585

we have a five million housing unit

00:32:21.605 —> 00:32:22.806

shortage in the United States.

00:32:23.326 —> 00:32:26.247

we have uh home prices doubling in the

00:32:26.267 —> 00:32:28.167

last decade obviously you know incomes

00:32:28.208 —> 00:32:30.647

have not doubled it’s just a huge huge

00:32:30.688 —> 00:32:33.788

problem that no one can solve and the

00:32:33.828 —> 00:32:36.190

building things the traditional way no

00:32:36.210 —> 00:32:37.911

amount of resources is ever going to build

00:32:38.570 —> 00:32:41.372

enough houses the traditional way you know

00:32:41.392 —> 00:32:43.372

you just can’t you know unless you make

00:32:43.392 —> 00:32:45.192

it more efficient there’s just not going

00:32:45.212 —> 00:32:47.534

to be you know ten times more builders

00:32:47.574 —> 00:32:49.153

tomorrow to build these things but if we

00:32:49.173 —> 00:32:50.434

can do in a factory we think we

00:32:50.474 —> 00:32:51.095

can produce

00:32:51.795 —> 00:32:53.955

you know, way more housing faster.

00:32:54.615 —> 00:32:55.817

So that’s what we’re trying to do here.

00:32:55.896 —> 00:32:56.817

And we think at the end of the

00:32:56.856 —> 00:32:57.156

day,

00:32:58.057 —> 00:33:00.057

this is a project that can have massive

00:33:00.939 —> 00:33:02.980

positive impact on the on the United

00:33:03.019 —> 00:33:04.961

States and the planet by just bringing

00:33:04.980 —> 00:33:05.961

down the housing costs.

00:33:06.795 —> 00:33:06.934

No,

00:33:06.974 —> 00:33:09.116

this is a tremendous value your company is

00:33:09.156 —> 00:33:09.477

bringing,

00:33:10.018 —> 00:33:12.159

helping bring down the cost of homes,

00:33:12.479 —> 00:33:13.779

especially for all these young folks that

00:33:13.799 —> 00:33:14.921

can’t get homes these days, right?

00:33:15.221 —> 00:33:16.462

The average age of a home buyer is

00:33:16.502 —> 00:33:17.682

now forty two or forty three.

00:33:17.703 —> 00:33:18.463

Can you believe that?

00:33:19.964 —> 00:33:21.346

Five years ago it was thirty eight.

00:33:22.326 —> 00:33:24.228

Ten years before that, it was thirty four.

00:33:24.268 —> 00:33:24.788

You know what I mean?

00:33:24.867 —> 00:33:27.308

It’s getting harder and harder to achieve

00:33:27.328 —> 00:33:28.148

that American dream.

00:33:28.648 —> 00:33:30.069

My question to you now is,

00:33:30.529 —> 00:33:31.890

are you seeing any opposition?

00:33:31.930 —> 00:33:33.250

Because there’s some people out there,

00:33:33.750 —> 00:33:35.050

some industries that don’t want home

00:33:35.070 —> 00:33:36.011

prices to go down.

00:33:36.451 —> 00:33:38.211

They want to restrict supply.

00:33:38.551 —> 00:33:39.932

Have you met any opposition?

00:33:41.912 —> 00:33:43.792

yeah so that’s been really the biggest

00:33:43.813 —> 00:33:45.734

challenge that frankly i didn’t expect

00:33:45.795 —> 00:33:47.256

because i thought this would be well

00:33:47.296 —> 00:33:49.576

received and it is by most people who

00:33:49.616 —> 00:33:52.239

have kind of good intentions but you know

00:33:52.259 —> 00:33:54.019

that’s what slowed us down and that’s

00:33:54.039 —> 00:33:56.521

where we you know haven’t you know hit

00:33:56.541 —> 00:33:57.942

the milestones where we thought we would

00:33:58.282 —> 00:34:01.246

was because of pushback and uh regulatory

00:34:01.286 —> 00:34:03.767

pushback and you know so so like i

00:34:03.826 —> 00:34:05.868

said what we’re doing is is very hard

00:34:05.888 —> 00:34:07.009

it’s a problem that no one else has

00:34:07.049 —> 00:34:08.891

been able to solve and there’s been many

00:34:08.931 —> 00:34:10.331

bumps in the road and there will continue

00:34:10.751 —> 00:34:13.775

to be so you know whether you know

00:34:13.835 —> 00:34:16.097

you have a state where they see us

00:34:16.336 —> 00:34:19.619

as taking away uh jobs and money out

00:34:19.639 —> 00:34:21.802

of their state um we’ve had issues where

00:34:22.262 —> 00:34:24.184

some states will approve us fast like i’ve

00:34:24.204 —> 00:34:29.228

had uh one state approved us uh literally

00:34:29.248 —> 00:34:30.648

i had a call with them and the

00:34:30.688 —> 00:34:33.110

next week they fed access a license i’ve

00:34:33.130 —> 00:34:35.253

had other states that takes a year to

00:34:35.273 —> 00:34:36.534

get approved so

00:34:37.974 —> 00:34:40.737

And I think it’s because a there’s a

00:34:40.817 —> 00:34:42.679

certain level of just mindless

00:34:42.699 —> 00:34:43.378

bureaucracy.

00:34:44.179 —> 00:34:46.900

There’s also people that don’t want jobs

00:34:46.942 —> 00:34:48.943

and businesses money going out of the

00:34:48.963 —> 00:34:49.322

state.

00:34:49.623 —> 00:34:50.884

So they kind of slow us down that

00:34:50.923 —> 00:34:51.184

way.

00:34:52.284 —> 00:34:54.527

There’s an issue where if people perceive

00:34:54.567 —> 00:34:55.807

what we’re selling as.

00:34:56.527 —> 00:34:59.210

a low-income type of product.

00:34:59.251 —> 00:34:59.751

And it’s not.

00:35:00.130 —> 00:35:01.172

It’s a very high-quality,

00:35:01.211 —> 00:35:04.375

very upscale feel if you go into one

00:35:04.394 —> 00:35:04.976

of these houses.

00:35:05.036 —> 00:35:07.617

But just the nature of trying to offer

00:35:07.978 —> 00:35:09.079

a house that’s low-cost,

00:35:09.119 —> 00:35:11.262

people don’t want necessarily a low-cost

00:35:11.601 —> 00:35:13.003

housing development in their neighborhood.

00:35:13.023 —> 00:35:15.425

So they call it NIMBY,

00:35:15.485 —> 00:35:16.726

not in my backyard,

00:35:16.766 —> 00:35:17.567

where they don’t want...

00:35:18.327 —> 00:35:19.929

new housing going in so they try and

00:35:19.949 —> 00:35:23.072

block it that way but luckily it’s such

00:35:23.092 —> 00:35:24.413

a big problem and it’s such a big

00:35:24.452 —> 00:35:26.275

market that we we can find our niche

00:35:26.295 —> 00:35:27.996

we have found our niche there’s plenty of

00:35:28.036 —> 00:35:30.277

places for us to operate in and as

00:35:30.318 —> 00:35:32.760

we grow um you know we’ll push back

00:35:32.780 —> 00:35:34.722

we’ve already seen big progress with the

00:35:34.742 —> 00:35:35.342

regulatory

00:35:35.802 —> 00:35:37.405

So we spent some time in Washington.

00:35:37.445 —> 00:35:38.146

And after that,

00:35:38.206 —> 00:35:40.509

we ended up with an executive order from

00:35:40.528 —> 00:35:41.108

the president.

00:35:41.230 —> 00:35:43.391

We also have the Road to Housing Act.

00:35:43.972 —> 00:35:45.974

And I won’t dive into the details,

00:35:46.034 —> 00:35:47.516

but I think those are going to really

00:35:47.737 —> 00:35:49.940

benefit the business with those regulatory

00:35:49.960 —> 00:35:51.782

changes to make it easier to do things.

00:35:52.384 —> 00:35:55.326

right the nimby issue is a problem for

00:35:55.346 —> 00:35:57.126

a lot of progress in our country right

00:35:57.706 —> 00:36:00.088

a lot of progress is being halted because

00:36:00.128 —> 00:36:02.210

people don’t want certain developments in

00:36:02.250 —> 00:36:03.471

their background whether it’s energy

00:36:03.530 —> 00:36:05.791

projects whether it’s new housing ideas

00:36:05.811 —> 00:36:08.193

and technology just taking this one step

00:36:08.233 —> 00:36:10.715

further do you expect when you start

00:36:10.755 —> 00:36:13.135

making the modularized ones single family

00:36:13.155 —> 00:36:15.617

homes any obstacles maybe like

00:36:16.498 —> 00:36:19.639

you know, like HOAs objecting?

00:36:19.820 —> 00:36:21.541

Do you guys have an approach around that?

00:36:21.601 —> 00:36:23.061

Or do you feel like the new legislations

00:36:23.081 —> 00:36:24.563

that are coming down will help solve all

00:36:24.583 —> 00:36:25.222

those issues?

00:36:25.943 —> 00:36:27.284

I think like, you know,

00:36:27.503 —> 00:36:31.065

this is not a problem specific to Boxabl.

00:36:31.967 —> 00:36:33.327

This is a problem for any type of

00:36:33.367 —> 00:36:34.427

housing, any type of builder.

00:36:34.467 —> 00:36:36.568

We’re just going to make the situation

00:36:36.708 —> 00:36:37.048

better.

00:36:37.429 —> 00:36:38.469

And so, you know,

00:36:38.670 —> 00:36:40.871

we’re also going from just this Casita

00:36:40.891 —> 00:36:41.291

product

00:36:42.672 —> 00:36:43.713

which is viewed a certain way.

00:36:43.733 —> 00:36:45.876

Maybe it’s viewed as a tiny home or

00:36:45.896 —> 00:36:49.219

a low cost home into building just

00:36:49.280 —> 00:36:49.960

everything else.

00:36:50.541 —> 00:36:51.422

So at that point,

00:36:51.943 —> 00:36:53.885

it’s not much different than another

00:36:53.925 —> 00:36:55.867

single family home going up in the

00:36:55.887 —> 00:36:56.449

neighborhood.

00:36:56.548 —> 00:36:58.670

So we think that’s just gonna open up

00:36:58.751 —> 00:37:00.974

our market and where we can operate.

00:37:01.373 —> 00:37:04.775

But California, frankly, has been great,

00:37:04.835 —> 00:37:05.996

and we didn’t expect that.

00:37:06.137 —> 00:37:08.137

They’ve passed a ton of laws to encourage

00:37:08.538 —> 00:37:08.958

housing.

00:37:09.219 —> 00:37:10.719

There’s a lot of building going on there,

00:37:11.219 —> 00:37:12.641

and we think we’re going to build a

00:37:12.820 —> 00:37:14.762

tremendous business.

00:37:14.782 —> 00:37:15.802

For a lot of industries,

00:37:15.922 —> 00:37:17.043

military is a big client.

00:37:17.063 —> 00:37:18.384

Do you expect more contracts from the

00:37:18.423 —> 00:37:19.264

military in the future?

00:37:20.338 —> 00:37:22.800

Yeah, we are actively pursuing government,

00:37:23.340 —> 00:37:23.980

military.

00:37:24.420 —> 00:37:28.481

We did this pilot project in Guantanamo

00:37:28.501 —> 00:37:28.922

Bay, Cuba.

00:37:28.942 —> 00:37:31.083

And it was really crazy because they gave

00:37:31.103 —> 00:37:31.943

me this contract.

00:37:32.143 —> 00:37:32.804

I had nothing.

00:37:32.903 —> 00:37:34.244

It was just me,

00:37:34.744 —> 00:37:36.264

a couple of guys in a garage.

00:37:36.445 —> 00:37:38.806

And the Department of Defense came and

00:37:38.846 —> 00:37:39.766

they placed this order.

00:37:39.987 —> 00:37:41.367

And I said to them, hey, guys,

00:37:41.666 —> 00:37:42.467

we don’t have a factory.

00:37:42.487 —> 00:37:43.327

We don’t have employees.

00:37:43.367 —> 00:37:44.248

Are you sure you want to do this?

00:37:44.288 —> 00:37:45.108

They placed the order.

00:37:45.708 —> 00:37:47.849

And against all odds, we managed to

00:37:48.570 —> 00:37:49.271

pull that off.

00:37:50.231 —> 00:37:52.554

And I think if anyone examines how we

00:37:52.574 —> 00:37:53.155

went about that,

00:37:53.175 —> 00:37:54.878

and how quickly we scale that up,

00:37:55.398 —> 00:37:56.880

it’s pretty impressive that we’re able to

00:37:57.380 —> 00:37:58.001

pull it off.

00:37:58.581 —> 00:37:59.983

And, you know, we do see,

00:38:01.706 —> 00:38:02.728

we do have, you know,

00:38:02.748 —> 00:38:05.050

a sales force going after the military and

00:38:05.070 —> 00:38:05.550

the government.

00:38:05.871 —> 00:38:06.913

And there’s definitely lots of

00:38:08.414 —> 00:38:09.793

And the interesting thing that happened

00:38:09.853 —> 00:38:14.396

was with that first order, you know,

00:38:14.516 —> 00:38:16.518

there was no regulatory issues.

00:38:16.838 —> 00:38:21.019

There was no slowing down of the project

00:38:21.039 —> 00:38:22.161

because it was just the government.

00:38:22.221 —> 00:38:23.141

And they just came in and said,

00:38:23.161 —> 00:38:23.702

we’re buying it.

00:38:23.942 —> 00:38:24.822

You know,

00:38:24.842 —> 00:38:26.143

we didn’t even have to get any approval

00:38:26.164 —> 00:38:26.523

for that.

00:38:26.603 —> 00:38:27.925

So we kind of started off with this

00:38:27.965 —> 00:38:30.027

false sense of security where we got,

00:38:30.447 —> 00:38:32.469

you know, hey, these are easy to sell.

00:38:32.528 —> 00:38:33.510

And, you know,

00:38:33.590 —> 00:38:35.751

we don’t have to do any approvals or

00:38:35.791 —> 00:38:36.152

anything.

00:38:36.172 —> 00:38:37.534

And then quickly we found out it was

00:38:37.554 —> 00:38:39.295

a little more difficult to do that.

00:38:39.434 —> 00:38:41.396

So then we had some time with the

00:38:41.416 —> 00:38:43.177

company where we had to fight through

00:38:43.659 —> 00:38:44.820

getting these approvals.

00:38:44.940 —> 00:38:45.880

And now that we have them,

00:38:46.701 —> 00:38:48.103

we’re seeing things are starting to ramp

00:38:48.182 —> 00:38:48.342

up.

00:38:48.422 —> 00:38:49.583

So I think we’re going to have a

00:38:49.643 —> 00:38:50.744

big shift in the next year.

00:38:51.635 —> 00:38:52.297

That’s amazing.

00:38:52.637 —> 00:38:52.876

Well,

00:38:53.858 —> 00:38:54.918

this brings us to the end of the

00:38:54.958 —> 00:38:55.380

program.

00:38:55.780 —> 00:38:57.742

We hope that same spirit at the beginning

00:38:58.041 —> 00:38:59.103

with your first contract,

00:38:59.182 —> 00:39:00.844

the rest of your contracts go that way.

00:39:01.885 —> 00:39:03.327

Thank you everyone who’s here for Reddit

00:39:03.407 —> 00:39:06.030

AMA number one twenty one with Boxable

00:39:06.050 —> 00:39:07.972

founder and CEO Jaliano Tarimani.

00:39:08.371 —> 00:39:11.135

The stock ticker is FGMC on D-SPAC BXBL.

00:39:11.534 —> 00:39:13.336

Transactions expected to close in the next

00:39:13.376 —> 00:39:13.918

few weeks.

00:39:14.858 —> 00:39:16.157

Please do your due diligence.

00:39:16.438 —> 00:39:17.938

This is one of the firms we’re covering

00:39:17.958 —> 00:39:19.199

and one of our sponsors as well.

00:39:19.599 —> 00:39:20.900

Thank you so much, Eliano.

00:39:21.340 —> 00:39:23.340

The next episode will be from the factory

00:39:23.380 —> 00:39:25.001

floor in the next few weeks.

00:39:25.121 —> 00:39:27.101

We’re arranging that and we’re looking

00:39:27.121 —> 00:39:27.760

forward to that.

00:39:28.001 —> 00:39:29.181

Any last words, Eliano?

00:39:29.822 —> 00:39:30.362

Yeah.

00:39:30.382 —> 00:39:31.621

Thank you for your interest, guys.

00:39:31.681 —> 00:39:33.181

Please check out all our videos on

00:39:33.282 —> 00:39:33.822

YouTube.

00:39:33.842 —> 00:39:35.063

You can do a really deep dive.

00:39:35.103 —> 00:39:36.722

We post everything about what we’re

00:39:36.742 —> 00:39:37.302

working on.

00:39:37.784 —> 00:39:39.023

You can check out the factory,

00:39:39.063 —> 00:39:40.284

the scale of what we’re doing,

00:39:40.704 —> 00:39:42.304

and we welcome everyone to come visit us

00:39:42.364 —> 00:39:43.724

in Las Vegas if you’re ever in town.

00:39:44.476 —> 00:39:44.797

Amazing.

00:39:44.818 —> 00:39:45.679

Well, thank you so much.

00:39:45.739 —> 00:39:46.501

And thank you, everyone.

00:39:46.521 —> 00:39:46.862

Take care.

00:39:47.181 —> 00:39:47.443

Bye bye.

About BOXABL: BOXABL is transforming the housing market with its modular building systems designed to deliver affordable, high-quality homes at unprecedented speed. Founded in 2017, BOXABL’s innovative approach has attracted worldwide attention as it aims to solve housing challenges for individuals and communities alike. BOXABL’S flagship product, the Casita, is a 361 square foot studio unit with a full kitchen, bathroom, and utilities. The Casita unfolds on-site in less than an hour and is manufactured inside BOXABL’s facilities. BOXABL also has announced the Baby Box, a smaller 120 square foot unit built to RV code, intended for simpler, no foundation setups. BOXABL is also developing stackable and connectable box models that can be combined to form townhomes, multifamily units, or larger single-family homes.

For more information about BOXABL and its innovative products, visit www.boxabl.com.

About FG Merger II Corp.

FG Merger II Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

https://fgmerger.com/

Additional Information About the Proposed Transaction and Where to Find It

Additional information about the transaction, including a copy of the merger agreement has been filed by FGMC in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”). The proposed transaction has been submitted to shareholders of FGMC for their consideration. FGMC has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which has been declared effective, and a prospectus pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), which includes the definitive proxy statement distributed to FGMC’s shareholders in connection with FGMC’s solicitation of proxies for the vote by FGMC’s shareholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to BOXABL’s shareholders in connection with the completion of the proposed transaction. The definitive proxy statement/prospectus and other relevant documents have been mailed to BOXABL stockholders and FGMC shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, FGMC and BOXABL shareholders and other interested persons are advised to read the definitive proxy statement/prospectus, as well as other documents filed with the SEC by FGMC in connection with the proposed transaction, as these documents contain important information about FGMC, BOXABL and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed by FGMC with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to FG Merger II Corp., 104 S. Walnut Street, Unit 1A, Itasca, Illinois 60143 or to BOXABL 5345 E North Belt Rd Las Vegas NV 89115.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “plan,” “project,” “will,” “estimate,” “intend,” “expect,” “believe,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections of development and commercialization costs and timelines; expectations regarding BOXABL’s ability to execute its business model and the expected financial benefits of such model; expectations regarding BOXABL’s ability to attract, retain, and expand its customer base; BOXABL’s deployment of Casita; BOXABL’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; development of favorable regulations and government incentives affecting BOXABL’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for BOXABL to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of BOXABL and FGMC.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that BOXABL is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; BOXABL’s historical net losses and limited operating history; BOXABL’s expectations regarding future financial performance, capital requirements and unit economics; BOXABL’s use and reporting of business and operational metrics; BOXABL’s competitive landscape; BOXABL’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of BOXABL’s business plans and the potential need for additional future financing; BOXABL’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; BOXABL’s reliance on strategic partners and other third parties; BOXABL’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of FGMC could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement; the outcome of any legal proceedings or government investigations that may be commenced against BOXABL or FGMC; failure to realize the anticipated benefits of the proposed transaction; the ability of FGMC or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in FGMC’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by BOXABL, FGMC or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of BOXABL’s and FGMC’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While BOXABL and FGMC may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in FGMC is not an investment in any of its founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of FGMC, which may differ materially from the performance of our founders’ or sponsors’ past investments.

Participants in the Solicitation

FGMC, BOXABL and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FGMC’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FGMC’s and BOXABL’s shareholders in connection with the proposed transaction as set forth in the joint proxy statement/prospectus filed by FGMC and BOXABL with the SEC. You can find more information about FGMC’s directors and executive officers in FGMC’s and BOXABL’s joint proxy statement/prospectus dated May 12, 2026, and in periodic reports filed by FGMC with the SEC. You can find more information about BOXABL’s directors and executive officers in its Annual Report on Form 10-K, filed with the SEC on March 27, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.